    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2004

                                                               FILE NO. 33-22821
                                                               FILE NO. 811-5601
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933          / /

                         POST-EFFECTIVE AMENDMENT NO. 37     /X/

                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940      / /

                                AMENDMENT NO. 38             /X/


                                   ----------

                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                      (Formerly, "SEI International Trust")
               (Exact Name of Registrant as Specified in Charter)

                               C/O CT CORPORATION
                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone Number, including Area Code (800) 342-5734

                               EDWARD D. LOUGHLIN
                           c/o SEI Investments Company
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:

        Richard W. Grant, Esquire              Thomas P. Lemke, Esquire
        Morgan, Lewis & Bockius LLP            Morgan, Lewis & Bockius LLP
        1701 Market Street                     1111 Pennsylvania Avenue, N.W.
        Philadelphia, PA 19103                 Washington, D.C. 20004

                                   ----------

      Title of Securities Being Registered. . .Units of Beneficial Interest

                                   ----------

    It is proposed that this filing become effective (check appropriate box)

          / /  Immediately upon filing pursuant to paragraph (b)

          /X/  On January 30, 2004  pursuant to paragraph (b)

          / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / On January 31, 2003 pursuant to paragraph (a)(1) of Rule 485

          / /  75 days after filing pursuant to paragraph (a)(2)

          / /  On [date] pursuant to paragraph (a)(2)

                    If appropriate, check the following box:

          / / This post-effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

================================================================================

[GRAPHIC]

SEI INVESTMENTS


SEI INSTITUTIONAL INTERNATIONAL TRUST

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

INTERNATIONAL FIXED INCOME FUND

EMERGING MARKETS DEBT FUND


CLASS A


PROSPECTUS AS OF JANUARY 31, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEI INVESTMENTS / PROSPECTUS


SEI INSTITUTIONAL INTERNATIONAL TRUST

ABOUT THIS PROSPECTUS

SEI Institutional International Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class A Shares of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:


     International Equity Fund                                                             3
     ---------------------------------------------------------------------------------------
     Emerging Markets Equity Fund                                                          6
     ---------------------------------------------------------------------------------------
     International Fixed Income Fund                                                       9
     ---------------------------------------------------------------------------------------
     Emerging Markets Debt Fund                                                           12
     ---------------------------------------------------------------------------------------
     More Information About Fund Investments                                              16
     ---------------------------------------------------------------------------------------
     Investment Adviser and Sub-Advisers                                                  16
     ---------------------------------------------------------------------------------------
     Purchasing and Selling Fund Shares                                                   19
     ---------------------------------------------------------------------------------------
     Dividends, Distributions and Taxes                                                   22
     ---------------------------------------------------------------------------------------
     Financial Highlights                                                                 23
     ---------------------------------------------------------------------------------------
     How to Obtain More Information About SEI Institutional International Trust   Back Cover
     ---------------------------------------------------------------------------------------

GLOBAL ASSET ALLOCATION


Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and these Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. The Funds, especially the Emerging Markets Equity and Emerging Markets Debt Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.


In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INTERNATIONAL INVESTING

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL:                    Long-term capital appreciation

SHARE PRICE VOLATILITY:             Medium to high

PRINCIPAL INVESTMENT STRATEGY:      Utilizing multiple sub-advisers, the Fund
                                    invests in equity securities of foreign
                                    companies

INVESTMENT STRATEGY


Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

[CHART]

1994    -0.04%
1995    11.34%
1996     9.04%
1997    -1.86%
1998    19.29%
1999    39.63%
2000   -17.74%
2001   -22.55%
2002   -16.98%
2003    31.88%

BEST QUARTER:   20.88% (12/31/99)

WORST QUARTER: -20.44% (09/30/02)


This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2003 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.



                                                                                                SINCE
INTERNATIONAL EQUITY FUND -- CLASS A SHARES               1 YEAR    5 YEARS    10 YEARS    INCEPTION*
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                       31.88%     -0.52%       3.30%         3.41%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                     31.95%     -0.71%       2.20%         2.41%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
   Shares**                                               21.21%     -0.38%       2.34%         2.47%
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index Return (reflects no deduction for
   fees, expenses, or taxes)***                           38.59%     -0.05%       4.47%         3.17%
-----------------------------------------------------------------------------------------------------


* The inception date for the Fund's Class A Shares is December 20, 1989. Index returns shown from December 31, 1989.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 1,010 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES


(EXPENSES DEDUCTED FROM FUND ASSETS)                                  CLASS A SHARES
------------------------------------------------------------------------------------
Investment Advisory Fees                                                      0.51%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                     None
------------------------------------------------------------------------------------
Other Expenses                                                                0.81%
====================================================================================
   Total Annual Fund Operating Expenses                                       1.32%*
====================================================================================


* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these waivers, the Fund's actual total operating expenses were as follows:

International Equity Fund -- Class A Shares                                    1.28%
------------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
International Equity Fund -- Class A Shares          $ 134        $ 418        $ 723       $ 1,590
--------------------------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL:                    Capital appreciation

SHARE PRICE VOLATILITY:             Very high

PRINCIPAL INVESTMENT STRATEGY:      Utilizing multiple sub-advisers, the Fund
                                    invests in equity securities of emerging markets companies

INVESTMENT STRATEGY


Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging markets issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.


[CHART]

1996      8.70%
1997     -9.12%
1998    -31.95%
1999     70.31%
2000    -34.47%
2001     -2.46%
2002     -7.99%
2003     49.05%

BEST QUARTER:    31.28% (12/31/99)

WORST QUARTER:  -27.41% (09/30/98)


This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2003 to those of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.



                                                                                                  SINCE
EMERGING MARKETS EQUITY FUND -- CLASS A SHARES                            1 YEAR   5 YEARS   INCEPTION*
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       49.05%     8.34%        0.68%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                                     49.36%     8.43%        0.69%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
   Shares**                                                               32.31%     7.36%        0.62%
-------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index Return (reflects no deduction for
   fees, expenses, or taxes)***                                           55.82%    10.51%        2.29%
-------------------------------------------------------------------------------------------------------


* The inception date for the Fund's Class A Shares is January 17, 1995. Index returns shown from January 31, 1995.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI Emerging Markets Free Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 800 stocks from approximately 17 emerging market countries.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)                                  CLASS A SHARES
------------------------------------------------------------------------------------
Investment Advisory Fees                                                      1.05%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                     None
------------------------------------------------------------------------------------
Other Expenses                                                                1.09%
====================================================================================
   Total Annual Fund Operating Expenses                                       2.14%*
====================================================================================

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Emerging Markets Equity Fund -- Class A Shares                                1.95%
-----------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund -- Class A Shares              $ 217        $ 670      $ 1,149       $ 2,472
---------------------------------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL:                    Capital appreciation and current income

SHARE PRICE VOLATILITY:             High

PRINCIPAL INVESTMENT STRATEGY:      Utilizing a sub-adviser, the Fund invests in
                                    investment grade fixed income securities of foreign government and corporate issuers

INVESTMENT STRATEGY


Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. The Fund's portfolio is not hedged against currency fluctuations relative to the U.S. dollar. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that developed international fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.


[CHART]

1994     3.58%
1995    22.13%
1996     4.69%
1997    -3.56%
1998    18.52%
1999    -6.69%
2000    -3.74%
2001    -5.25%
2002    19.54%
2003    18.00%

BEST QUARTER:   14.67% (03/31/95)

WORST QUARTER:  -5.88% (03/31/97)


This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2003 to those of the Lehman Global Aggregate Ex-U.S. Index.



                                                                                                           SINCE
INTERNATIONAL FIXED INCOME FUND -- CLASS A SHARES              1 YEAR     5 YEARS       10 YEARS      INCEPTION*
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                            18.00%       3.72%          6.15%           6.23%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                          14.51%       2.40%          4.45%           4.58%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
   Shares**                                                    11.77%       2.37%          4.24%           4.34%
----------------------------------------------------------------------------------------------------------------
Lehman Global Aggregate Ex-U.S. Index Return
   (reflects no deduction for fees, expenses, or taxes)***     19.37%       4.26%          6.70%           6.55%
----------------------------------------------------------------------------------------------------------------



* The inception date for the Fund's Class A Shares is September 1, 1993. Index returns shown from September 30, 1993.


** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Global Aggregate Ex-U.S. Index is an index of government, corporate, and collateralized bonds denominated in foreign currencies.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES


(EXPENSES DEDUCTED FROM FUND ASSETS)                                  CLASS A SHARES
------------------------------------------------------------------------------------
Investment Advisory Fees                                                      0.15%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                     None
------------------------------------------------------------------------------------
Other Expenses                                                                0.91%
====================================================================================
   Total Annual Fund Operating Expenses                                       1.06%*
====================================================================================



* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's distributor waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:


International Fixed Income Fund -- Class A Shares                              1.00%
------------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------
International Fixed Income Fund -- Class A Shares              $ 108        $ 337        $ 585       $ 1,294
------------------------------------------------------------------------------------------------------------

EMERGING MARKETS DEBT FUND

FUND SUMMARY

INVESTMENT GOAL:                    Maximize total return

SHARE PRICE VOLATILITY:             High to very high

PRINCIPAL INVESTMENT STRATEGY:      Utilizing multiple sub-advisers, the Fund
                                    invests in U.S. dollar denominated debt
                                    securities of emerging markets issuers


INVESTMENT STRATEGY


Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging markets issuers. The Fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as "junk bonds").


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

"Junk bonds" involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries.


The foreign sovereign debt securities and "Brady Bonds" the Fund purchases involve specific risks, including the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.


[CHART]

1998    -20.89%
1999     28.89%
2000     13.51%
2001     12.30%
2002     10.61%
2003     34.65%

BEST QUARTER:   17.55% (12/31/02)

WORST QUARTER: -29.08% (09/30/98)


This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2003 to those of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global and the J.P. Morgan EMBI Plus Index.



                                                                                                       SINCE
EMERGING MARKETS DEBT FUND -- CLASS A SHARES                            1 YEAR       5 YEARS      INCEPTION*
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     34.65%        19.60%          11.14%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                                   28.30%        14.21%           7.05%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
   Shares**                                                             23.55%        13.61%           6.97%
------------------------------------------------------------------------------------------------------------
J.P. Morgan EMBI Global Index Return (reflects no deduction for
   fees, expenses, or taxes)***+                                        25.66%        15.40%           9.84%
------------------------------------------------------------------------------------------------------------
J.P. Morgan EMBI Plus Index Return (reflects no deduction
   for fees, expenses, or taxes)***+                                    28.82%        16.30%          10.09%
------------------------------------------------------------------------------------------------------------


* The inception date for the Fund's Class A Shares is June 26, 1997. Index returns shown from June 30, 1997.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The J.P. Morgan EMBI Global Index tracks total returns for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The J.P. Morgan EMBI Plus Index is a widely-recognized, market value-weighted (higher market value securities have more influence than lower market value securities) index of bonds issued by emerging markets countries. The index currently includes Eurobonds, and Brady Bonds issued by Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

+ In prior years, the Fund's return had been compared to the J.P. Morgan EMBI Plus Index but the Adviser believes that the J.P. Morgan EMBI Global Index better represents the Fund's investment strategy.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES


(EXPENSES DEDUCTED FROM FUND ASSETS)                                  CLASS A SHARES
------------------------------------------------------------------------------------
Investment Advisory Fees                                                      0.85%
------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                     None
------------------------------------------------------------------------------------
Other Expenses                                                                0.95%
====================================================================================
   Total Annual Fund Operating Expenses                                       1.80%*
====================================================================================



* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:


Emerging Markets Debt Fund -- Class A Shares                                  1.35%
-----------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund -- Class A Shares                $ 183        $ 566        $ 975       $ 2,116
---------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).


The investments and strategies described in this prospectus are those that the Adviser and Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.


INVESTMENT ADVISER AND SUB-ADVISERS

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUNDS, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUNDS SINCE IT ALLOCATES EACH FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.


SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of November 30, 2003, SIMC had approximately $56 billion in assets under management. For the fiscal year ended September 30, 2003, SIMC received investment advisory fees, as a percentage of each Fund's net assets, at the following annual rates:



International Equity Fund                                                0.47%*
-------------------------------------------------------------------------------
Emerging Markets Equity Fund                                             0.86%*
-------------------------------------------------------------------------------
International Fixed Income Fund                                          0.15%
-------------------------------------------------------------------------------
Emerging Markets Debt Fund                                               0.40%*
-------------------------------------------------------------------------------



*After fee waivers.

SUB-ADVISERS AND PORTFOLIO MANAGERS

INTERNATIONAL EQUITY FUND:


ALLIANCE CAPITAL MANAGEMENT L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the International Equity Fund's assets allocated to Alliance Capital.

CAPITAL GUARDIAN TRUST COMPANY: Capital Guardian Trust Company (Capital Guardian), located at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Capital Guardian manages the portion of the assets of the International Equity Fund allocated to Capital Guardian.

FISHER INVESTMENTS, INC.: Fisher Investments, Inc. (Fisher), located at 13100 Skyline Blvd., Woodside, California 94062, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Fisher manages the portion of the International Equity Fund's assets allocated to Fisher.

McKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at McKinley Capital manages the portion of the International Equity Fund's assets allocated to McKinley Capital.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED: Morgan Stanley Investment Management Inc. (MSIM Inc.), located at 1221 Avenue of the Americas, New York, New York 10020 serves as a Sub-Adviser to the International Equity Fund. MSTM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley
Investment Management Limited (MSIM Limited), located at 25 Cabot Square,
Canary Wharf, London E14 4QA, United Kingdom. MSIM Limited's International Equity Value Team manages the portion of the International Equity Fund's assets allocated to MSIM Inc. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director, Walter Riddell, Executive Director, and John Goodacre, Vice President.


EMERGING MARKETS EQUITY FUND:

ALLIANCE CAPITAL MANAGEMENT L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the Emerging Markets Equity Fund's assets allocated to Alliance Capital.

THE BOSTON COMPANY ASSET MANAGEMENT LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. D. Kirk Henry, CFA and Senior Vice President of The Boston Company, serves as portfolio manager for the portion of the assets of the Emerging Markets Equity Fund allocated to The Boston Company. Since joining The Boston Company in 1994, Mr. Henry has had primary responsibility for the firm's Emerging Markets Equity product and since January 1, 2003, responsibility for the International Equity product.

CITIGROUP ASSET MANAGEMENT LIMITED: Citigroup Asset Management Limited (Citigroup), located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Aquico Wen, CFA, CPA, Roger Garret, Chris Lively, Erda Gercek, and Olivier Lemaigre manage the portion of the Emerging Markets Equity Fund's assets allocated to

Citigroup. Mr. Wen has been with Citigroup since 1998 and has 9 years of industry experience. Mr. Garret has been with Citigroup since 1991 and has 13 years of experience. Prior to joining Citigroup in 2000, Mr. Lively was an Analyst and Portfolio Manager for Pioneer Group, Inc. He has 9 years of experience. Ms. Gercek has been with Citigroup since 1989 and has 12 years of experience. Mr. Lemaigre has been with Citigroup since 1993 and has 10 years of experience in emerging markets.

EMERGING MARKETS MANAGEMENT, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209-1722, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at EMM manages the portion of the assets of the Emerging Markets Equity Fund allocated to EMM.

INTERNATIONAL FIXED INCOME FUND:


FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES: Fischer Francis Trees & Watts, Inc., a New York corporation, located at 200 Park Avenue, 46th Floor, New York, New York 10166, and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as FFTW) serve as the Sub-Adviser to the International Fixed Income Fund. FFTW's Investment Strategy Group is responsible for determining the investment strategy of the International Fixed Income Fund. Kevin Corrigan, Portfolio Manager and Managing Director of FFTW, serves as portfolio manager of the International Fixed Income Fund. Mr. Corrigan joined FFTW in 1995 and has nine years of investment experience.


EMERGING MARKETS DEBT FUND:


ASHMORE INVESTMENT MANAGEMENT LIMITED: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals at Ashmore manages the portion of the assets of the Emerging Markets Debt Fund allocated to Ashmore.

SALOMON BROTHERS ASSET MANAGEMENT INC: Salomon Brothers Asset Management Inc
(SBAM), located at 399 Park Avenue, 4th Floor, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Peter J. Wilby leads a team of professionals from SBAM that manages the portion of the assets of the Emerging Markets Debt Fund allocated to SBAM. Mr. Wilby, a Managing Director of SBAM, joined SBAM in 1989.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called redeem) Class A Shares of the Funds.

The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.


Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds promptly in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.


If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.


Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Funds think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES


If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds promptly in accordance with the Funds' procedures and applicable law.


RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds periodically distribute their investment income to shareholders as a dividend. It is the Funds' policy to pay dividends at least once annually. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Funds.

Each Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Funds will notify you if they make such election.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.



FOR THE YEARS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                   NET
                                 REALIZED
                                   AND
                                UNREALIZED                          DISTRIBUTIONS      TOTAL       NET
         NET ASSET     NET         GAINS                 DIVIDENDS      FROM           FROM       ASSET               NET ASSETS
           VALUE,   INVESTMENT   (LOSSES)     TOTAL      FROM NET     REALIZED       DIVIDENDS    VALUE,                END OF
         BEGINNING    INCOME        ON         FROM     INVESTMENT    CAPITAL           AND       END OF    TOTAL       PERIOD
         OF PERIOD    (LOSS)    SECURITIES  OPERATIONS    INCOME       GAINS       DISTRIBUTIONS  PERIOD   RETURN+   ($ THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

CLASS A

  2003    $  6.93    $ 0.08(1)   $ 1.23(1)   $  1.31     $ (0.04)     $    --        $ (0.04)     $  8.20   18.91%    $ 2,258,034
----------------------------------------------------------------------------------------------------------------------------------
  2002       8.25      0.04       (1.34)       (1.30)      (0.02)          --          (0.02)        6.93  (15.79)      1,952,763
----------------------------------------------------------------------------------------------------------------------------------
  2001      12.33      0.03       (3.73)       (3.70)      (0.07)       (0.31)         (0.38)        8.25  (30.85)      2,365,245
----------------------------------------------------------------------------------------------------------------------------------
  2000      12.09      0.08        0.43         0.51       (0.04)       (0.23)         (0.27)       12.33    4.15       2,953,872
----------------------------------------------------------------------------------------------------------------------------------
  1999       9.16      0.04(1)     3.34(1)      3.38       (0.10)       (0.35)         (0.45)       12.09   37.86       1,844,459
----------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

CLASS A

  2003    $  6.53    $ 0.05(1)   $ 2.42(1)   $  2.47     $    --      $    --        $    --      $  9.00   37.83%    $   936,560
----------------------------------------------------------------------------------------------------------------------------------
  2002       6.08      0.01        0.47         0.48       (0.03)          --          (0.03)        6.53    7.78         739,880
----------------------------------------------------------------------------------------------------------------------------------
  2001       9.19      0.04       (3.15)       (3.11)         --           --             --         6.08  (33.84)      1,010,428
----------------------------------------------------------------------------------------------------------------------------------
  2000       9.13     (0.05)(1)    0.12(1)      0.07       (0.01)          --          (0.01)        9.19    0.71       1,285,033
----------------------------------------------------------------------------------------------------------------------------------
  1999       6.17     (0.03)       3.00         2.97       (0.01)          --          (0.01)        9.13   48.23         866,911
----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

CLASS A

  2003    $ 11.00    $ 0.30(1)   $ 1.53(1)   $  1.83     $ (0.33)     $ (0.05)       $ (0.38)     $ 12.45   17.05%    $   865,698
----------------------------------------------------------------------------------------------------------------------------------
  2002      10.12      0.55        0.33         0.88          --           --             --        11.00    8.70         878,082
----------------------------------------------------------------------------------------------------------------------------------
  2001       9.81      0.33       (0.02)        0.31          --           --             --        10.12    3.16       1,198,644
----------------------------------------------------------------------------------------------------------------------------------
  2000      11.03      0.31       (1.35)       (1.04)      (0.18)          --          (0.18)        9.81   (9.58)      1,105,584
----------------------------------------------------------------------------------------------------------------------------------
  1999      11.89      0.30       (0.42)       (0.12)      (0.53)       (0.21)         (0.74)       11.03   (1.36)        809,440
----------------------------------------------------------------------------------------------------------------------------------

                      RATIO OF    RATIO OF
                        NET       EXPENSES
          RATIO OF   INVESTMENT  TO AVERAGE
          EXPENSES     INCOME       NET
         TO AVERAGE  (LOSS) TO     ASSETS    PORTFOLIO
            NET        AVERAGE   (EXCLUDING  TURNOVER
          ASSETS     NET ASSETS   WAIVERS)     RATE
------------------------------------------------------
INTERNATIONAL EQUITY FUND

CLASS A

  2003       1.28%     1.12%       1.32%          87%
------------------------------------------------------
  2002       1.28      0.51        1.29           70
------------------------------------------------------
  2001       1.28      0.36        1.29           91
------------------------------------------------------
  2000       1.29++    0.79        1.30           73
------------------------------------------------------
  1999       1.28      0.39        1.31           61
------------------------------------------------------

EMERGING MARKETS EQUITY FUND

CLASS A

  2003       1.95%     0.71%       2.14%          69%
------------------------------------------------------
  2002       1.95      0.08        2.14          109
------------------------------------------------------
  2001       1.95      0.54        2.13          126
------------------------------------------------------
  2000       1.96     (0.46)       2.12          110
------------------------------------------------------
  1999       1.95     (0.35)       2.14          129
------------------------------------------------------

INTERNATIONAL FIXED INCOME FUND

CLASS A

  2003       1.00%     2.60%       1.06%         216%
------------------------------------------------------
  2002       1.00      2.72        1.07          339
------------------------------------------------------
  2001       1.00      3.13        1.06          235
------------------------------------------------------
  2000       1.00      3.17        1.11          190
------------------------------------------------------
  1999       1.00      2.97        1.22          278
------------------------------------------------------

                                   NET
                                 REALIZED
                                   AND
                                UNREALIZED                          DISTRIBUTIONS      TOTAL       NET
         NET ASSET     NET        GAINS                  DIVIDENDS      FROM           FROM       ASSET               NET ASSETS
           VALUE,   INVESTMENT   (LOSSES)     TOTAL      FROM NET     REALIZED       DIVIDENDS    VALUE,               END OF
         BEGINNING    INCOME        ON         FROM     INVESTMENT    CAPITAL           AND       END OF   TOTAL       PERIOD
         OF PERIOD    (LOSS)    SECURITIES  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  PERIOD  RETURN+   ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND

CLASS A

  2003    $  8.12    $ 0.78(1)   $ 3.01(1)   $  3.79     $ (0.76)     $    --        $ (0.76)     $ 11.15   49.15%    $   565,237
----------------------------------------------------------------------------------------------------------------------------------
  2002       9.03      0.82       (0.56)        0.26       (0.99)       (0.18)         (1.17)        8.12    2.15         422,130
----------------------------------------------------------------------------------------------------------------------------------
  2001       9.51      0.94       (0.53)        0.41       (0.89)          --          (0.89)        9.03    4.69         458,950
----------------------------------------------------------------------------------------------------------------------------------
  2000       8.11      0.84        1.33         2.17       (0.77)          --          (0.77)        9.51   28.07         490,554
----------------------------------------------------------------------------------------------------------------------------------
  1999       6.83      0.84        1.19         2.03       (0.75)          --          (0.75)        8.11   31.15         283,993
----------------------------------------------------------------------------------------------------------------------------------

                      RATIO OF    RATIO OF
                        NET       EXPENSES
          RATIO OF   INVESTMENT  TO AVERAGE
          EXPENSES     INCOME       NET
         TO AVERAGE  (LOSS) TO     ASSETS    PORTFOLIO
            NET        AVERAGE   (EXCLUDING  TURNOVER
          ASSETS     NET ASSETS   WAIVERS)     RATE
------------------------------------------------------
EMERGING MARKETS DEBT FUND

CLASS A

  2003       1.35%     7.98%       1.80%         127%
------------------------------------------------------
  2002       1.35      8.80        1.79          140
------------------------------------------------------
  2001       1.35     10.06        1.78          196
------------------------------------------------------
  2000       1.35     10.67        1.80          227
------------------------------------------------------
  1999       1.35     12.27        1.82          184
------------------------------------------------------



+ Returns are for the period indicated and have not been annualized. Total returns do not reflect applicable sales load. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


++ The ratio of expenses to average net assets, excluding interest expense, is 1.28% for the year ended September 30, 2000.


(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES:

NOTES:

NOTES:

NOTES:

SEI INVESTMENTS


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2004 includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:       Write to the Funds at:
               1 Freedom Valley Drive
               Oaks, PA 19456

By Internet:   http://www.seic.com


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-5601.

SEI-F-095 (1/04)

[GRAPHIC]

SEI INVESTMENTS



EQUITY

INTERNATIONAL EQUITY FUND

CLASS I

PROSPECTUS AS OF JANUARY 31, 2004



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INTERNATIONAL TRUST

ABOUT THIS PROSPECTUS

SEI Institutional International Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class I Shares of the International Equity Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:


     Principal Investment Strategies and Risks, Performance Information and Expenses                 2
     -------------------------------------------------------------------------------------------------
     More Information About Fund Investments                                                         5
     -------------------------------------------------------------------------------------------------
     Investment Adviser and Sub-Advisers                                                             5
     -------------------------------------------------------------------------------------------------
     Purchasing and Selling Fund Shares                                                              7
     -------------------------------------------------------------------------------------------------
     Dividends, Distributions and Taxes                                                             10
     -------------------------------------------------------------------------------------------------
     Financial Highlights                                                                           11
     -------------------------------------------------------------------------------------------------
     How to Obtain More Information About SEI Institutional International Trust             Back Cover
     -------------------------------------------------------------------------------------------------

GLOBAL ASSET ALLOCATION


The International Equity Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund varies, as does the investment risk/return potential represented by the Fund. Because of the historical lack of correlation among various asset classes, an investment in the Fund representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.


In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure it does not deviate from its stated investment philosophy or process.

RISK/RETURN INFORMATION

The International Equity Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. No matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INTERNATIONAL EQUITY FUND

FUND SUMMARY


INVESTMENT GOAL:                Long-term capital appreciation


SHARE PRICE VOLATILITY:         Medium to high

PRINCIPAL INVESTMENT STRATEGY:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign
                                companies

INVESTMENT STRATEGY


Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares for one year. The performance information shown is based on a full calendar year.


[CHART]

2003            31.62%

     BEST QUARTER: 17.76% (06/30/03)


     WORST QUARTER: -10.30% (03/31/03)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2003 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.



                                                                                       SINCE
INTERNATIONAL EQUITY FUND -- CLASS I SHARES                            1 YEAR     INCEPTION*
--------------------------------------------------------------------------------------------
Return Before Taxes                                                    31.62%          3.52%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions**                                  31.73%          3.62%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund
  Shares**                                                             21.00%          3.17%
--------------------------------------------------------------------------------------------
MSCI EAFE Index Return (reflects no deduction for
  fees, expenses, or taxes)***                                         38.59%         11.43%
--------------------------------------------------------------------------------------------



* The inception date for the Fund's Class I Shares is January 4, 2002. Index returns shown from January 31, 2002.


** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 1,010 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES


(EXPENSES DEDUCTED FROM FUND ASSETS)                             CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                                  0.51%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                 None
-------------------------------------------------------------------------------
Other Expenses                                                            1.06%
===============================================================================
   Total Annual Fund Operating Expenses                                   1.57%*
===============================================================================



* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:


International Equity Fund-- Class I Shares                                1.53%
-------------------------------------------------------------------------------

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------
International Equity Fund-- Class I Shares              $  160       $  496       $  855      $  1,867
------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).


The investments and strategies described in this prospectus are those that the Adviser and the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER AND SUB-ADVISERS

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.


SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund. As of November 30, 2003, SIMC had approximately $56 billion in assets under management. For the fiscal year ended September 30, 2003, SIMC received investment advisory fees, after fee waivers, as a percentage of the Fund's net assets at the annual rate of 0.47%.


SUB-ADVISERS AND PORTFOLIO MANAGERS

ALLIANCE CAPITAL MANAGEMENT L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the International Equity Fund's assets allocated to Alliance Capital.

CAPITAL GUARDIAN TRUST COMPANY: Capital Guardian Trust Company (Capital Guardian), located at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Capital Guardian manages the portion of the assets of the International Equity Fund allocated to Capital Guardian.

FISHER INVESTMENTS, INC.: Fisher Investments, Inc. (Fisher), located at 13100 Skyline Blvd., Woodside, California 94062, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at Fisher manages the portion of the International Equity Fund's assets allocated to Fisher.

MCKINLEY CAPITAL MANAGEMENT, INC.: McKinley Capital Management, Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A committee of investment professionals at McKinley Capital manages the portion of the International Equity Fund's assets allocated to McKinley Capital.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED: Morgan Stanley Investment Management Inc. (MSIM Inc.), located at 1221 Avenue of the Americas, New York, New York 10020, serves as a Sub-Adviser to the International Equity Fund. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley
Investment Management Limited (MSIM Limited), located at 25 Cabot Square,
Canary Wharf, London E14 4QA, United Kingdom. MSIM Limited's International Equity Value Team manages the portion of the International Equity Fund's assets allocated to MSIM Inc. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director, Walter Riddell, Executive Director, and John Goodacre, Vice President.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called redeem) Class I Shares of the Fund.

The Fund offers Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.


Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.


If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.


The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund holds portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class I Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.


FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES


If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law.


RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

For Class I Shares, shareholder and administrative servicing fees, as a percentage of average daily net assets, may each be up to 0.25%.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund periodically distributes its investment income to shareholders as a dividend. It is the Fund's policy to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


At least annually, the Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Fund will notify you if it makes such election.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class I Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED SEPTEMBER 30,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                         NET
                                                       REALIZED
                                                         AND
                                                      UNREALIZED                           DISTRIBUTIONS
                             NET ASSET                  GAINS                   DIVIDENDS      FROM          TOTAL FROM
                               VALUE,      NET         (LOSSES)                 FROM NET     REALIZED        DIVIDENDS
                             BEGINNING  INVESTMENT        ON       TOTAL FROM  INVESTMENT     CAPITAL           AND
                             OF PERIOD    INCOME      SECURITIES   OPERATIONS    INCOME        GAINS       DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

CLASS I

  2003                         $  6.93     $  0.09(1)    $  1.20(1)   $  1.29    $  (0.02)         $  --        $  (0.02)
-------------------------------------------------------------------------------------------------------------------------
  2002(2)                         8.97        0.03         (2.07)       (2.04)         --             --              --
-------------------------------------------------------------------------------------------------------------------------

                                                                               RATIO OF      RATIO OF
                             NET ASSET                            RATIO OF       NET         EXPENSES
                               VALUE,               NET ASSETS    EXPENSES    INVESTMENT    TO AVERAGE
                                END                   END OF     TO AVERAGE     INCOME       NET ASSETS    PORTFOLIO
                                OF        TOTAL       PERIOD        NET       TO AVERAGE    (EXCLUDING     TURNOVER
                              PERIOD     RETURN+  ($ THOUSANDS)    ASSETS     NET ASSETS     WAIVERS)        RATE
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

CLASS I

  2003                         $  8.20      18.65%     $  2,061        1.53%        1.15%          1.57%          87%
---------------------------------------------------------------------------------------------------------------------
  2002(2)                         6.93     (22.74)          639        1.53         0.61           1.54           70
---------------------------------------------------------------------------------------------------------------------



+ Returns are for the period indicated and have not been annualized. Total returns do not reflect applicable sales load. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Class I shares were offered beginning January 4, 2002. All ratios for the period have been annualized.


Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES:

SEI INVESTMENTS


More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2004, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:  Call 1-8OO-DIAL-SEI


By Mail:       Write to the Fund at:

               1 Freedom Valley Drive
               Oaks, PA 19456

By Internet:   http://www.seic.com


From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-5601.

SEI-F-108 (1/04)

                      SEI INSTITUTIONAL INTERNATIONAL TRUST

                                 CLASS Y SHARES

                                   PROSPECTUS


                                JANUARY 31, 2004


                          EMERGING MARKETS EQUITY FUND

                               INVESTMENT ADVISER:
                     SEI INVESTMENTS MANAGEMENT CORPORATION

                            INVESTMENT SUB-ADVISERS:
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                     THE BOSTON COMPANY ASSET MANAGEMENT LLC
                       CITIGROUP ASSET MANAGEMENT LIMITED
                       EMERGING MARKETS MANAGEMENT, L.L.C.


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

SEI Institutional International Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class Y Shares of the Emerging Markets Equity Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                PAGE
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
        PERFORMANCE INFORMATION AND EXPENSES                    XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS                    XXX
     INVESTMENT ADVISER AND SUB-ADVISERS                        XXX
     PURCHASING AND SELLING FUND SHARES                         XXX
     DIVIDENDS, DISTRIBUTIONS AND TAXES                         XXX
     FINANCIAL HIGHLIGHTS                                       XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT
        SEI INSTITUTIONAL INTERNATIONAL TRUST                   Back Cover

GLOBAL ASSET ALLOCATION


The Emerging Markets Equity Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund varies, as does the investment risk/return potential represented by the Fund. The Fund may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in the Fund representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.


In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION

The Emerging Markets Equity Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. No matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EMERGING MARKETS EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL:                   Capital appreciation

SHARE PRICE VOLATILITY:            Very high

PRINCIPAL INVESTMENT STRATEGY:     Utilizing multiple sub-advisers, the Fund
                                   invests in equity securities of emerging markets companies

INVESTMENT STRATEGY


Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging markets issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

PERFORMANCE INFORMATION


As of January 31, 2004, the Fund's Class Y Shares had not commenced operations, and did not have a performance history. Since Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that the Class Y Shares have lower expenses.


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.



                  1996                         8.70%
                  1997                        -9.12%
                  1998                       -31.95%
                  1999                        70.31%
                  2000                       -34.47%
                  2001                        -2.46%
                  2002                        -7.99%
                  2003                        49.05%


              BEST QUARTER                 WORST QUARTER
                 31.28%                       -27.41%
               (12/31/99)                    (09/30/98)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2003 TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX.



EMERGING MARKETS EQUITY FUND - CLASS A SHARES                         1 YEAR        5 YEARS      SINCE INCEPTION*
-----------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                   49.05%         8.34%             0.68%
RETURN AFTER TAXES ON DISTRIBUTIONS**                                 49.36%         8.43%             0.69%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES**         32.31%         7.36%             0.62%
MSCI EMERGING MARKETS FREE INDEX RETURN (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)***                            55.82%        10.51%             2.29%


* The inception date for the Fund's Class A Shares is January 17, 1995. Index returns shown from January 31, 1995.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI Emerging Markets Free Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 800 stocks from approximately 17 different emerging market countries.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  CLASS Y SHARES
----------------------------------------------------------------
Investment Advisory Fees                              1.05%
Distribution (12b-1) Fees                             None
Other Expenses                                        0.84%*
                                                      ----
Total Annual Fund Operating Expenses                  1.89%**

----------
*    Other expenses are based on estimated amounts for the current fiscal year.

**   The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser may waive a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:


     Emerging Markets Equity Fund -- Class Y Shares                1.70%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                      1 YEAR      3 YEARS     5 YEARS    10 YEARS
EMERGING MARKETS EQUITY FUND - CLASS Y SHARES        $     192   $     594   $   1,021   $   2,212

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).


The investments and strategies described in this prospectus are those that the Adviser and the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.


INVESTMENT ADVISER AND SUB-ADVISERS

SEI INVESTMENTS MANAGEMENT CORPORATION (SIMC) ACTS AS THE MANAGER OF MANAGERS OF THE FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.


SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Fund. As of November 30, 2003, SIMC had approximately $56 billion in assets under management. For the fiscal year ended September 30, 2003, SIMC received investment advisory fees, after fee waivers, as a percentage of the Fund's net assets, at the annual rate of 0.86%.

SUB-ADVISERS AND PORTFOLIO MANAGERS

EMERGING MARKETS EQUITY FUND:


ALLIANCE CAPITAL MANAGEMENT L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals at Alliance Capital manages the portion of the Emerging Markets Equity Fund's assets allocated to Alliance Capital.

THE BOSTON COMPANY ASSET MANAGEMENT LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. D. Kirk Henry, CFA and Senior Vice President of The Boston Company, serves as portfolio manager for the portion of the assets of the Emerging Markets Equity Fund allocated to The Boston Company. Since joining The Boston Company in 1994, Mr. Henry has had primary responsibility for the firm's Emerging Markets Equity product and since January 1, 2003, responsibility for the International Equity product.

CITIGROUP ASSET MANAGEMENT LIMITED: Citigroup Asset Management Limited (Citigroup), located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Aquico Wen, CFA, CPA, Roger Garret, Chris Lively, Erda Gercek, and Olivier Lemaigre manage the portion of the Emerging Markets Equity Fund's assets allocated to Citigroup. Mr. Wen has been with Citigroup since 1998 and has 9 years of industry experience. Mr. Garret has been with Citigroup since 1991 and has 13 years of experience. Prior to joining Citigroup in 2000, Mr. Lively was an Analyst and Portfolio Manager for Pioneer Group, Inc. He has 9 years of experience. Ms. Gercek has been with Citigroup since 1989 and has 12 years of experience. Mr. Lemaigre has been with Citigroup since 1993 and has 10 years of experience in emerging markets.

EMERGING MARKETS MANAGEMENT, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209-1722, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at EMM manages the portion of the assets of the Emerging Markets Equity Fund allocated to EMM.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called redeem) Class Y Shares of the Fund.

The Fund offers Class Y Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class Y Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.


Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.


If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.


The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund holds portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class Y Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.


FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES


If you hold Class Y Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law.


RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's Class Y Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund periodically distributes its investment income to shareholders as a dividend. It is the Fund's policy to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


At least annually, the Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Fund will notify you if it makes such election.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class A Shares of the Fund. Since Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that the Class Y Shares have lower expenses. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS ENDED SEPTEMBER 30,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                                    NET REALIZED                       DIVIDENDS AND
                   NET ASSET                            AND                            DISTRIBUTIONS
                     VALUE,          NET             UNREALIZED                          FROM NET      DISTRIBUTIONS   TOTAL FROM
                   BEGINNING      INVESTMENT       GAINS (LOSSES)       TOTAL FROM      INVESTMENT     FROM REALIZED  DIVIDENDS AND
                   OF PERIOD     INCOME (LOSS)     ON SECURITIES        OPERATIONS       INCOME        CAPITAL GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
CLASS A
2003              $       6.53   $       0.05(1)    $       2.42(1)    $       2.47    $         --    $         --   $         --
2002                      6.08           0.01               0.47               0.48           (0.03)             --          (0.03)
2001                      9.19           0.04              (3.15)             (3.11)             --              --             --
2000                      9.13          (0.05)(1)           0.12(1)            0.07           (0.01)             --          (0.01)
1999                      6.17          (0.03)              3.00               2.97           (0.01)             --          (0.01)

                                                                                   RATIO OF         RATIO OF
                                                                                     NET            EXPENSES
                                                   NET ASSETS      RATIO OF       INVESTMENT       TO AVERAGE
                   NET ASSET                         END OF        EXPENSES      INCOME (LOSS)     NET ASSETS       PORTFOLIO
                   VALUE, END       TOTAL            PERIOD       TO AVERAGE      TO AVERAGE       (EXCLUDING       TURNOVER
                   OF PERIOD       RETURN+        ($ THOUSANDS)   NET ASSETS      NET ASSETS         WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
CLASS A
2003              $       9.00      37.83%        $    936,560       1.95%           0.71%            2.14%             69%
2002                      6.53       7.78              739,880       1.95            0.08             2.14             109
2001                      6.08     (33.84)           1,010,428       1.95            0.54             2.13             126
2000                      9.19       0.71            1,285,033       1.96           (0.46)            2.12             110
1999                      9.13      48.23              866,911       1.95           (0.35)            2.14             129


+    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAINS (LOSSES) CALCULATED USING AVERAGE SHARES.




AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                      SEI INSTITUTIONAL INTERNATIONAL TRUST

INVESTMENT ADVISER

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2004 includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-DIAL-SEI

BY MAIL:       Write to the Fund at:
               One Freedom Valley Drive
               Oaks, PA 19456

BY INTERNET:   http://www.seic.com

FROM THE SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-5601.

                      SEI INSTITUTIONAL INTERNATIONAL TRUST

                                 CLASS A SHARES

           CLASS A SHARES OF THE TAX-MANAGED INTERNATIONAL EQUITY FUND
                         ARE CURRENTLY NOT BEING OFFERED

                                   PROSPECTUS


                                JANUARY 31, 2004


                      TAX-MANAGED INTERNATIONAL EQUITY FUND

                               INVESTMENT ADVISER:
                     SEI INVESTMENTS MANAGEMENT CORPORATION

                           [INVESTMENT SUB-ADVISERS:]
                                       [ ]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

SEI Institutional International Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class A Shares of the Tax-Managed International Equity Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                                          PAGE
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
     PERFORMANCE INFORMATION AND EXPENSES                                                 XXX
   MORE INFORMATION ABOUT FUND INVESTMENTS                                                XXX
   INVESTMENT ADVISER AND SUB-ADVISERS                                                    XXX
   PURCHASING AND SELLING FUND SHARES                                                     XXX
   DIVIDENDS, DISTRIBUTIONS AND TAXES                                                     XXX
   HOW TO OBTAIN MORE INFORMATION ABOUT
     SEI INSTITUTIONAL INTERNATIONAL TRUST                                                Back Cover

GLOBAL ASSET ALLOCATION


The Tax-Managed International Equity Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund varies, as does the investment risk/return potential represented by the Fund. The Fund may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in the Fund representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.


In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from their stated investment philosophy or process.

RISK/RETURN INFORMATION

The Tax-Managed International Equity Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers manage the Fund's assets in a way that they believe will help the Fund achieve its goal. No matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

TAX-MANAGED INTERNATIONAL EQUITY FUND

FUND SUMMARY


INVESTMENT GOAL                       Long-term capital appreciation


SHARE PRICE VOLATILITY                Medium to high

PRINCIPAL INVESTMENT STRATEGY         Utilizing multiple sub-advisers, the Fund
                                      minimizes the current tax impact on
                                      shareholders by buying and holding equity securities of foreign companies with lower dividend yields

INVESTMENT STRATEGY


Under normal circumstances, the Tax-Managed International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund invests primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Generally, the Sub-Advisers attempt to minimize current taxes by using a "buy and hold" strategy, but they will also utilize such techniques as investing in companies that pay relatively low dividends; selling stocks with the highest tax cost first; and offsetting losses against gains where possible. To protect against loss of value during periods of market decline, the Sub-Advisers may use a variety of hedging techniques, such as buying put options, selling index futures, short selling "against the box" and entering into equity swaps.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

PERFORMANCE INFORMATION


As of January 31, 2004, the Fund had not commenced operations, and did not have a performance history.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                              CLASS A SHARES
----------------------------------------------------------------------------
Investment Advisory Fees                                          0.51%
Distribution (12b-1) Fees                                         None
Other Expenses                                                    0.78%*
                                                                  ----
Total Annual Fund Operating Expenses                              1.29%**

------
*    Other expenses are based on estimated amounts for the current fiscal year.

**   The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser may waive a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:


     Tax-Managed International Equity Fund--Class A Shares        1.28%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                                  1 YEAR    3 YEARS
TAX-MANAGED INTERNATIONAL EQUITY FUND - CLASS A SHARES             $ 131     $ 409

MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary investment strategies. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).


The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if SIMC or the Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC ACTS AS THE MANAGER OF MANAGERS OF THE FUND, AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND SINCE IT ALLOCATES THE FUND'S ASSETS TO ONE OR MORE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF TRUSTEES.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.


SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. As of November 30, 2003, SIMC had approximately $56 billion in assets under management. It is expected that SIMC will receive investment advisory fees of 0.51% of the average daily net assets of the Fund.


SUB-ADVISERS AND PORTFOLIO MANAGERS

[ ]

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called redeem) Class A Shares of the Fund.


The Fund offers Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.


Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.


If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.


The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund holds portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.


FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary that you open your account through is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES


If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund promptly in accordance with the Fund's procedures and applicable law.


RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

The Fund periodically distributes its investment income to shareholders as a dividend. It is the policy of the Fund to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


At least annually, the Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

The Fund uses a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Fund will notify you if it makes such an election.

MORE INFORMATION ABOUT TAXES IS IN THE FUND'S SAI.

                      SEI INSTITUTIONAL INTERNATIONAL TRUST

INVESTMENT ADVISER

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2004, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

TO OBTAIN AN SAI OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-DIAL-SEI

BY MAIL: Write to the Fund at:
One Freedom Valley Drive
Oaks, PA 19456

BY INTERNET: http://www.seic.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


SEI Institutional International Trust's Investment Company Act registration number is 811-5601.

                      SEI INSTITUTIONAL INTERNATIONAL TRUST

Administrator:

   SEI Investments Fund Management

Distributor:

   SEI Investments Distribution Co.

Investment Adviser:

   SEI Investments Management Corporation

Sub-Advisers:

   Alliance Capital Management L.P.

   Ashmore Investment Management Limited
   The Boston Company Asset Management LLC

   Capital Guardian Trust Company

   Citigroup Asset Management Limited
   Emerging Markets Management, L.L.C.

   Fischer Francis Trees & Watts, Inc. and its affiliates

   Fisher Investments, Inc.
   McKinley Capital Management, Inc.
   Morgan Stanley Investment Management Inc. and Morgan Stanley Investment
     Management Limited

   Salomon Brothers Asset Management Inc


      This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional International Trust (the "Trust"), and should be read in conjunction with the Trust's Prospectuses relating to the Class A Shares of the International Equity, Emerging Markets Equity, International Fixed Income, and Emerging Markets Debt Funds, the Class A Shares of the Tax-Managed International Equity Fund, the Class I Shares of the International Equity Fund, and the Class Y Shares of the Emerging Markets Equity Fund, each dated January 31, 2004. Prospectuses may be obtained without charge by writing the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

      The Trust's financial statements for the fiscal year ended September 30, 2003, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference from the Trust's 2002 Annual Report. A copy of the 2003 Annual Report must accompany the delivery of this Statement of Additional Information.

      January 31, 2004

                                TABLE OF CONTENTS


THE TRUST                                                                                   S-2
INVESTMENT OBJECTIVES AND POLICIES                                                          S-2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS                                       S-7
American Depositary Receipts                                                                S-7
Asset-Backed Securities                                                                     S-7
Brady Bonds                                                                                 S-8
Commercial Paper                                                                            S-8
Dollar Rolls                                                                                S-9
Equity-Linked Warrants                                                                      S-9
Equity Securities                                                                           S-9
Eurobonds                                                                                  S-10
Fixed Income Securities                                                                    S-10
Foreign Securities                                                                         S-12
Forward Foreign Currency Contracts                                                         S-13
Futures and Options on Futures                                                             S-14
High Yield Foreign Sovereign Debt Securities                                               S-15
Illiquid Securities                                                                        S-16
Investment Companies                                                                       S-16
Loan Participations and Assignments                                                        S-17
Money Market Instruments                                                                   S-17
Mortgage-Backed Securities                                                                 S-17
Non-Diversification                                                                        S-19
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks            S-19
Obligations of Supranational Entities                                                      S-20
Options                                                                                    S-20
Pay-In-Kind Bonds                                                                          S-21
Privatizations                                                                             S-21
Receipts                                                                                   S-22
Repurchase Agreements                                                                      S-22
Restricted Securities                                                                      S-22
Reverse Repurchase Agreements                                                              S-22
Securities Lending                                                                         S-23
Sovereign Debt                                                                             S-23
Structured Securities                                                                      S-23
Swaps, Caps, Floors, Collars and Swaptions                                                 S-24
U.S. Government Securities                                                                 S-25
Variable and Floating Rate Instruments                                                     S-26
When-Issued and Delayed Delivery Securities                                                S-26
Yankee Obligations                                                                         S-26
Zero Coupon Securities                                                                     S-26
INVESTMENT LIMITATIONS                                                                     S-27
THE ADMINISTRATOR AND TRANSFER AGENT                                                       S-30
THE ADVISER AND SUB-ADVISERS                                                               S-31
DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING                           S-34
TRUSTEES AND OFFICERS OF THE TRUST                                                         S-35
PROXY VOTING POLICIES AND PROCEDURES                                                       S-39
PURCHASE AND REDEMPTION OF SHARES                                                          S-40

TAXES                                                                                      S-42
PORTFOLIO TRANSACTIONS                                                                     S-44
DESCRIPTION OF SHARES                                                                      S-47
LIMITATION OF TRUSTEES' LIABILITY                                                          S-47
CODE OF ETHICS                                                                             S-47
VOTING                                                                                     S-47
SHAREHOLDER LIABILITY                                                                      S-48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                                        S-48
EXPERTS                                                                                    S-49
CUSTODIAN                                                                                  S-49
LEGAL COUNSEL                                                                              S-49
APPENDIX A -- DESCRIPTION OF CORPORATE BOND RATINGS                                         A-1



January 31, 2004

                                    THE TRUST

      SEI Institutional International Trust (formerly, "SEI International Trust") (the "Trust") is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated June 30, 1988, and has diversified and non-diversified portfolios. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class I, and Class Y currently may be offered, which provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

      This Statement of Additional Information relates to the following portfolios: International Equity, Emerging Markets Equity, International Fixed Income, Emerging Markets Debt and Tax-Managed International Equity Funds (each a "Fund" and, together, the "Funds"), including all classes of the Funds. Shares of the Tax-Managed International Equity Fund are currently not being offered to shareholders.

      The investment adviser and sub-advisers to the Funds are referred to collectively as the "advisers."

                       INVESTMENT OBJECTIVES AND POLICIES

      INTERNATIONAL EQUITY FUND--The International Equity Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.


      Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging market countries.

      Securities of non-U.S. issuers purchased by the Fund will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs").

      The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in: U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; options on futures contracts; and equity-linked warrants. The Fund is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its net assets in illiquid securities. The Fund may also lend its securities to qualified borrowers and invest in securities issued by passive foreign investment companies.

      There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors.

      For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.


      EMERGING MARKETS EQUITY FUND--The Emerging Markets Equity Fund seeks to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

      Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's advisers consider emerging market issuers to include: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or companies that are organized under the laws of, and have a principal office in, an emerging market country.

      The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade (I.E., rated below the fourth rating category by a nationally recognized statistical rating agency ("NRSRO")). These debt securities will include debt securities of governmental and private issuers in emerging market countries. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. The Fund may invest in certain debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.


      The Fund may invest up to 15% of its net assets in illiquid securities. The Fund's advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Fund's capital appreciation potential. Investments in special situations may be liquid, as determined by the Fund's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Fund's investment in them will be subject to its 15% restriction on investment in illiquid securities.


      The Fund may invest up to 10% of its total assets in shares of other investment companies. The Fund may invest in futures contracts, equity-linked warrants and purchase securities on a when-issued or delayed delivery basis. The Fund may also purchase and write options to buy or sell futures contracts and lend its securities to qualified borrowers.

      There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors.

      Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

      For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.


      INTERNATIONAL FIXED INCOME FUND--The International Fixed Income Fund seeks to provide capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.


      Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States.

      The Fund will invest primarily in: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions; (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign or multinational corporations; (iv) convertible securities issued by foreign or multinational corporations; (v) fixed income securities issued by foreign banks or bank holding companies; (vi) asset-backed securities; and (vii) mortgage-backed securities. All such investments will be in investment grade securities denominated in various currencies, including the euro. Investment grade securities are rated in one of the highest four rating categories by an NRSRO or determined by an adviser to be of comparable quality at the time of purchase.

      The Fund expects to be fully invested in the primary investments described above, but may invest in: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); swaps; options; futures; and equity-linked warrants. The Fund may also purchase and write options to buy or sell futures contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling and lend its securities to qualified borrowers. The Fund may invest up to 10% of its total assets in illiquid securities. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of issuers in, or denominated in the currencies of, developing countries or are determined by the advisers to be of comparable quality to such securities at the time of purchase.

      There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors.

      Due to its investment strategy, the Fund may buy or sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


      The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


      For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.


      EMERGING MARKETS DEBT FUND--The investment objective of the Emerging Markets Debt Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.


      Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's advisers consider emerging market issuers to be: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; companies that are organized under the laws of and have a principal office in an emerging market country; or government issuers located in an emerging market country.

      Fixed income securities of emerging market issuers in which the Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness, and which comprise a significant portion of the emerging debt market.


      The Fund's investments in high yield government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above (collectively, "High Yield Foreign Sovereign Debt Securities"). Even though many of these securities are issued by governmental issuers, they may still be considered junk bonds on account of the governmental issuer's poor credit rating. The Fund may also purchase investment grade obligations of the foregoing governmental issuers.

      The Fund's investments in debt securities of corporate issuers in emerging market countries may include high yield or investment grade debt securities or other obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located in other emerging market countries; or (ii) companies organized under the laws of an emerging market country.


      The Fund expects to be fully invested in the primary investments described above, but may invest up to 10% of its total assets in: common stock; convertible securities; warrants; or other equity securities, when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued and delayed-delivery securities, lend portfolio securities to qualified borrowers and invest in shares of other investment companies. The Fund may purchase restricted securities and may invest up to 15% of the value of its net assets in illiquid securities. The Fund may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. The Fund may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

      There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as "junk bonds"). Information about "junk bonds" is provided under "Fixed Income Securities."

      There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar denominated securities. However, it is expected that the majority of the Fund's assets will be denominated in U.S. dollars.

      There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors.

      Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


      The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

      For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.


      TAX-MANAGED INTERNATIONAL EQUITY FUND--The Tax-Managed International Equity Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.


      Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in securities of issuers located in emerging market countries.

      Securities of non-U.S. issuers purchased by the Fund will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs, CDRs or GDRs.

      The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in: U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; and options on futures contracts. The Fund is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, invest up to 15% of its net assets in illiquid securities, lend its securities to qualified borrowers and invest in securities issued by passive foreign investment companies.

      The Fund is designed for long-term taxable investors, including high net worth individuals. While the Fund seeks to maximize after-tax returns for its shareholders, the Fund is very likely to have taxable investment income and will likely realize taxable gains from time to time.


      The Fund seeks to maximize after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. Taxable investment income will be minimized by investing primarily in lower yielding securities. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

      Realized capital gains will be minimized in part by investing primarily in established companies with the expectation of holding these securities for a period of years. The Fund's advisers will generally seek to avoid realizing short-term capital gains. When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

      To protect against price declines affecting securities with large unrealized gains, the Fund may use hedging techniques such as the purchase of put options, short sales "against the box," the sale of stock index futures contracts, and equity swaps. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. By using these techniques rather than selling such securities, the Fund will attempt to reduce its exposure to price declines without realizing substantial capital gains under the current tax law. Although the Fund may utilize certain hedging strategies in lieu of selling appreciated securities, the Fund's exposure to losses during stock market declines may nonetheless be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.


      For temporary defensive purposes, when the advisers determine that market conditions warrant, the

Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of their assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.


              DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS


      The following are descriptions of the permitted investments and investment practices discussed in Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The advisers will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

      AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs, as well as other "hybrid" forms of ADRs, including EDRs, CDRs, and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

      Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

      ASSET-BACKED SECURITIES--Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

      Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

      Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

      BRADY BONDS--Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.


      Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Emerging Markets Debt Fund invests are likely to be acquired at a discount, which involves certain additional considerations.


      Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

      DOLLAR ROLLS--"Dollar rolls" are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If a Fund enters into dollar roll transactions, the Fund will "cover" its position as required by the 1940 Act.


      EQUITY-LINKED WARRANTS--Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant redeemed with the proceeds.


      Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

      There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings (AA or better)). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

      EQUITY SECURITIES--Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

      COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

      PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

      WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

      CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in small or medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

      EUROBONDS--A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

      FIXED INCOME SECURITIES--Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. Additional information regarding fixed income securities is described below:

      DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

      INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents the NRSRO's opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the advisers will review the situation and take appropriate action with regard to the security.

      LOWER RATED SECURITIES. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. These ratings indicate that the obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund.

      Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

      Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

      Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      GROWTH OF HIGH YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

      SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

      PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

      LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

      TAXES. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

      FOREIGN SECURITIES--Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

      A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

      In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

      FORWARD FOREIGN CURRENCY CONTRACTS--A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Funds may use currency instruments to engage in the following types of currency transactions.

      TRANSACTION HEDGING. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

      POSITION HEDGING. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

      CROSS HEDGES. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      PROXY HEDGES. A Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

      Currency transactions are subject to certain risks that are different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures may minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase.

      A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.


      FUTURES AND OPTIONS OF FUTURES--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.


      An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.

      A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, a Fund may use futures contracts and related options for either (i) "BONA FIDE hedging purposes," as such term is defined by the CFTC, or (ii) for other purposes only to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options on futures contracts are in the money) do not exceed 5% of the Fund's net assets. Instances in which a Fund may use futures contracts and related options for purposes other than BONA FIDE hedging include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

      When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act.

      A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

      A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

      There are significant risks associated with a Fund's use of futures contracts and options on futures including the following: (1) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

      HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES--Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

      ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the advisers determine the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the advisers may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

      INVESTMENT COMPANIES--Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and SEI Investments Management Corporation have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act, in excess of the limits of
Section 12 of the 1940 Act. A Fund may invest in investment companies managed by the advisers to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

      The Funds are prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

      Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

      EXCHANGE TRADED FUNDS. Exchange Traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

      LOAN PARTICIPATIONS AND ASSIGNMENTS--Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

      Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

      MONEY MARKET INSTRUMENTS--Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the advisers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

      MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

      GOVERNMENT PASS-THROUGH SECURITIES. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


      The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

      Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

      PRIVATE PASS-THROUGH SECURITIES. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are described below.

      COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

      CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

      REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.


      ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

      PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      PFANDBRIEFE. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

      ESTIMATED AVERAGE LIFE. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.


      NON-DIVERSIFICATION--The International Fixed Income and Emerging Markets Debt Funds are non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of assets of the Funds may be invested in the obligations of a limited number of issuers. Although the advisers generally do not intend to invest more than 5% of each Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of shares of the Funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Funds be diversified (I.E., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.


      OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS--The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.

These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

      BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

      CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

      TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


      OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


      OPTIONS--A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

      A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

      Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

      Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers determine is appropriate in seeking the Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Limitations."

      The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

      A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

      A Fund may write (I.E., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

      A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

      The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

      Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes "covered" call options, it may not participate fully in a rise in the market value of the underlying security.


      PAY-IN-KIND-BONDS--Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

      PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

      RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S.Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

      REPURCHASE AGREEMENTS--A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the advisers monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.

      RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for the Funds include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the advisers pursuant to guidelines adopted by the Trust's Board of Trustees. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the advisers intend to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.


      REVERSE REPURCHASE AGREEMENTS--Certain Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it places in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


      SECURITIES LENDING--Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


      The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

      By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


      SOVEREIGN DEBT--The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.


      As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

      STRUCTURED SECURITIES--The Emerging Markets Debt Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

      SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS--Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

      A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

      Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

      Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.


      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

      Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap, or floor is not hedged or "covered," but is limited for the buyer.


      Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.


      A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

      U.S. GOVERNMENT SECURITIES--Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

      U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

      U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

      U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (E.G., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.
Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

      VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will "cover" its position as required by the 1940 Act. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.


      YANKEE OBLIGATIONS--Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

      The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.


      ZERO COUPON SECURITIES--Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

      To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities.

      Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or
(ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (E.G., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

                             INVESTMENT LIMITATIONS

      FUNDAMENTAL POLICIES. The following investment limitations are fundamental policies of the International Equity, Emerging Markets Equity, Emerging Markets Debt, Tax-Managed International Equity and International Fixed Income Funds and may not be changed without shareholder approval.


      Each of the International Equity, Emerging Markets Equity, Emerging Markets Debt and Tax-Managed International Equity Funds may not:

 1. With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to the Emerging Markets Debt Fund.

 2. Purchase any securities which would cause more than 25% of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

 4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

 6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security.

 7. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

 8. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This limitation does not apply to the Tax-Managed International Equity Fund.

      The International Fixed Income Fund may not:

 1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

 2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Fund. This borrowing provision is included solely to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Fund and any interest paid on such borrowings will reduce the income of the Fund.

 3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectuses in aggregate amounts not to exceed 10% of the net assets of such Fund taken at current value at the time of the incurrence of such loan.

 4. Make loans, except that the Fund may (i) purchase or hold debt securities in accordance with its investment objectives and policies; (ii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information; and (iii) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the total assets of the Fund.

 5.   Invest in companies for the purpose of exercising control.

 6.   Acquire more than 10% of the voting securities of any one issuer.

 7. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Fund may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

 8. Make short sales of securities, maintain a short position or purchase securities on margin, except as described in the Prospectus and except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds. Under these rules and regulations, the Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more then 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Fund assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. A Fund's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


11. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.


12. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

13. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.


15. Purchase restricted securities (securities which must be registered under the 1933 Act, before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.


      For purposes of the industry concentration limitations discussed above, these definitions apply to each Fund, and for purposes of the International Fixed Income and Tax-Managed International Equity Funds, these limitations form part of the fundamental limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.


      The foregoing percentages (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

      NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies and may be changed without shareholder approval.


      Each of the International Equity, Emerging Markets Equity, Emerging Market Debt and Tax-Managed International Equity Funds may not:

 1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

 2.   Invest in companies for the purpose of exercising control.

 3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

 4. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

 5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.


 6. With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the International Equity Fund's shareholders.

 7. With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Equity Fund's shareholders.

 8. With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

 9. With respect to the Tax-Managed International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Tax-Managed International Equity Fund's shareholders.

      The International Fixed Income Fund may not:

 1. Invest less than 80% of its net assets, under normal circumstances, in fixed income securities. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the International Fixed Income Fund's shareholders.


      The foregoing percentages will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.


                      THE ADMINISTRATOR AND TRANSFER AGENT

      GENERAL. SEI Investments Fund Management (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

      ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.


      If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


      For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Funds; and (ii) the dollar amount of the Administrator's voluntary fee waiver for the fiscal years ended September 30, 2001, 2002, and 2003:



                                                           ADMINISTRATION FEES            ADMINISTRATION FEES
                                                                PAID (000)                    WAIVED (000)
                                                     -------------------------------    -----------------------
FUND                                                    2001        2002      2003       2001     2002    2003
----                                                 ---------   ---------  --------    ------   ------  ------
International Equity Fund                            $  12,594   $  11,154  $  9,487    $    0   $    0  $    0
Emerging Markets Equity Fund                         $   8,219   $   6,546  $  5,206    $    0   $    0  $    0
International Fixed Income Fund                      $   7,026   $   5,771  $  4,965    $    0   $    0  $    0
Emerging Markets Debt Fund                           $   3,240   $   2,981  $  3,345    $    0   $    0  $    0
Tax-Managed International Equity Fund                     *           *         *          *        *       *


----------
* Not in operation during such period.

                          THE ADVISER AND SUB-ADVISERS


      GENERAL. SEI Investments Management Corporation ("SIMC") serves as the investment adviser for the Funds. SIMC is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser or administrator to more than 8 investment companies, including more than 60 funds, with more than $56 billion in assets under management as of November 30, 2003.

      MANAGER OF MANAGERS STRUCTURE. SIMC operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds' shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements for each Fund. The Funds will notify shareholders in the event of any addition or change in the identity of its sub-advisers.

      Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

      ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to these Funds. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

      The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any sub-adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

      The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a sub-adviser, as applicable, or by SIMC or a sub-adviser, as applicable, on 90 days' written notice to the Trust.

      ADVISORY FEES. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.51% of the International Equity Fund's average daily net assets, 0.51% of the Tax-Managed International Equity Fund's average daily net assets, 1.05% of the Emerging Markets Equity Fund's average daily net assets, 0.85% of the Emerging Markets Debt Fund's average daily net assets and 0.15% of the International Fixed Income Fund's average daily net assets. SIMC pays the sub-advisers out of its investment advisory fees.

      For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal years ended September 30, 2001, 2002, and 2003:



                                                             FEES PAID (000)              FEE WAIVERS (000)
                                                     -----------------------------  ---------------------------
FUND                                                    2001       2002     2003       2001     2002      2003
----                                                 ---------  ---------  -------  --------  --------  -------
International Equity Fund                            $  13,764  $  12,188  $ 9,906  $    369  $    329  $   741
Emerging Markets Equity Fund                         $  11,007  $   8,671  $ 6,879  $  2,270  $  1,904  $ 1,531
International Fixed Income Fund                      $   1,756  $   1,443  $ 1,241  $      0  $      0  $     0
Emerging Markets Debt Fund                           $   2,927  $   2,419  $ 2,769  $  1,310  $  1,479  $ 1,605
Tax-Managed International Equity Fund                     *          *        *         *         *        *


----------

* Not in operation during such period.


THE SUB-ADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P.


      Alliance Capital Management L.P. ("Alliance Capital") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity and International Equity Funds. Alliance Capital is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial") is a general partner. As of September 30, 2003, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.9% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). Equity interests of Alliance Holding are traded on the NYSE in the form of units ("Alliance Holding Units"). As of September 30, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 55.1% of the outstanding Alliance Capital Units, which, including the general partnership interests in Alliance

Capital and Alliance Holding, represents an economic interest of approximately 55.6% in Alliance Capital. AXA Financial is a wholly-owned subsidiary of AXA.

ASHMORE INVESTMENT MANAGEMENT LIMITED

      Ashmore Investment Management Limited ("Ashmore") serves as a sub-adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group Limited.

THE BOSTON COMPANY ASSET MANAGEMENT LLC

      The Boston Company Asset Management LLC ("The Boston Company") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned indirect subsidiary of Mellon Financial Corporation.


CAPITAL GUARDIAN TRUST COMPANY


      Capital Guardian Trust Company ("Capital Guardian") serves as a sub-adviser to a portion of the assets of the International Equity Fund. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is a wholly-owned subsidiary of the Capital Group Companies, Inc. Capital Guardian was founded in 1968 and is a registered investment adviser.

CITIGROUP ASSET MANAGEMENT LIMITED

      Citigroup Asset Management Limited ("Citigroup") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity Fund. Citigroup was founded in 1998 and is a wholly-owned indirect subsidiary of Citigroup Inc. Citigroup Inc. is a publicly traded company on the New York Stock Exchange and is approximately 10% employee owned.

EMERGING MARKETS MANAGEMENT, L.L.C.

      Emerging Markets Management, L.L.C. ("EMM") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity Fund. EMM is owned by Emerging Markets Investors Corporation, which in-turn is majority owned by Antoine van Agtmael and Michael Duffy.


FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES


      Fischer Francis Trees & Watts, Inc. ("Fischer Francis"), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") serve as sub-adviser to the International Fixed Income Fund. Fischer Francis is wholly-owned by Charter Atlantic Corporation, which in turn is owned by 20 individual shareholders and one institutional shareholder, BNP Paribas. Fischer Francis owns approximately 99% of Fischer Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by Fischer Francis.

FISHER INVESTMENTS, INC.

      Fisher Investments, Inc. ("Fisher") serves as a sub-adviser to a portion of the assets of the International Equity Fund. Fisher is the successor firm to a sole-proprietorship operating under the name Fisher Investments, which began managing discretionary assets in 1978. Fisher is wholly-owned by its employees. Kenneth L. Fisher and Sherrilyn Fisher each have more than 25% but less than 50% ownership of the firm.

McKINLEY CAPITAL MANAGEMENT, INC.

      McKinley Capital Management, Inc. ("McKinley Capital") serves as a sub-adviser to a portion of the assets of the International Equity Fund. McKinley Capital was founded in 1990 and is wholly-owned by its employees.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED

      Morgan Stanley Investment Management Inc. ("MSIM Inc.") serves as a sub-adviser to a portion of the assets of the International Equity Fund. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley Investment Management Limited ("MSIM Limited"). MSIM Limited is an indirect wholly-owned subsidiary of Morgan Stanley.


SALOMON BROTHERS ASSET MANAGEMENT INC


      Salomon Brothers Asset Management Inc ("SBAM") serves as a sub-adviser to a portion of the assets of the Emerging Markets Debt Fund. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is wholly-owned by Citigroup Inc.

      SUB-ADVISORY FEES. For each Fund, the following table shows: (i) the dollar amount of fees paid to the sub-advisers by SIMC; and (ii) the dollar amount of the sub-advisers' voluntary fee waivers for the fiscal years ended September 30, 2001, 2002, and 2003:



                                                            SUB-ADVISORY FEES             SUB-ADVISORY FEES
                                                               PAID (000)                   WAIVED (000)
                                                     -----------------------------  ---------------------------
FUND                                                    2001      2002      2003      2001      2002      2003
----                                                 ---------  ---------  -------  --------  --------  -------
International Equity Fund                            $   7,932  $   7,845  $ 6,488  $      0  $      0  $     0
Emerging Markets Equity Fund                         $   7,669  $   5,585  $ 3,500  $      0  $      0  $     0
International Fixed Income Fund                      $       0  $      60  $   910  $      0  $      0  $     0
Emerging Markets Debt Fund                           $   1,850  $   1,728  $ 2,001  $      0  $      0  $     0
Tax-Managed International Equity Fund                    *           *        *         *         *        *


----------

* Not in operation during such period.

        DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING

      DISTRIBUTION AGREEMENT. SEI Investments Distribution Co. (the "Distributor") serves as each Fund's distributor. The Distributor is a wholly-owned subsidiary of SEI Investments. The Distributor has its principal business address at Oaks, Pennsylvania 19456.

      The Distributor serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

      SHAREHOLDER AND ADMINISTRATIVE SERVICING PLANS. The Trust has also adopted shareholder servicing plans for its Class A and Class I shares (each a "Shareholder Servicing Plan" and collectively the "Shareholder Servicing Plans"). Under the Shareholder Servicing Plan for Class A shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: [maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting;
providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.] Under the Shareholder Servicing
Plan for Class I shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; and assisting clients in changing dividend options, account designations and addresses.

      The Trust has adopted an administrative servicing plan ("Administrative Servicing Plan") for its Class I shares. Under the Administrative Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.


                       TRUSTEES AND OFFICERS OF THE TRUST


      BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 69 funds and includes funds not described in this Statement of Additional Information. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


      MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

      INTERESTED TRUSTEES.


      ROBERT A. NESHER (DOB 08/17/46)--Chairman of the Board of Trustees* (since
1988)--Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, Expedition Funds, The MDL Funds, SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Absolute Return Master Fund, LP, SEI Opportunity Master Fund, LP, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

      WILLIAM M. DORAN (DOB 05/26/40)--Trustee* (since 1988)--1701 Market Street, Philadelphia, PA 19103. Self-employed consultant. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their relationship with the Trust's Distributor and SIMC.

      INDEPENDENT TRUSTEES.


      F. WENDELL GOOCH (DOB 12/03/32)--Trustee (since 1988)--Retired. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

      JAMES M. STOREY (DOB 04/12/31)--Trustee (since 1995)--Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, State Street Capital Trust (consisting of 24 portfolios), Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

      GEORGE J. SULLIVAN, JR. (DOB 11/13/42)--Trustee (since 1996)--Self Employed Consultant, Newfound Consultants Inc. since April 1997. Trustee of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Arbor Fund, Expedition Funds, The MDL Funds, SEI Absolute Return Master Fund, LP, SEI Opportunity Master Fund, LP, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

      ROSEMARIE B. GRECO (DOB 03/31/46)--Trustee (since 1999)--Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania since 2003; Founder and Principal, Grecoventures Ltd. from 1999 to 2002. Interim President & Chief Executive Officer, Private Industry Council of Philadelphia, April 1998-August 1998; President, Corestates Financial Corp., 1996-1997; Chief Executive Officer and President, Corestates Bank, N.A., 1994-1997; Director, Sunoco, Inc.; Director, Exelon Corporation; Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

      NINA LESAVOY (DOB 07/24/57)--Trustee (since 2003)--Partner, Cue Capital since 2002; Head of Sales, Investorforce, January 2000-December 2001; Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee of SEI Absolute Return Master Fund, LP, SEI Opportunity Master Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Institutional Investments Trust.


      BOARD STANDING COMMITTEES. The Board has established the following standing committees:


      - AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey and Sullivan, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

      - FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serves as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary, and met 11 times during the Trust's most recently completed fiscal year.

      - NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act") in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gooch, Storey and Sullivan, Ms. Greco and
          Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met once during the Trust's most recently completed fiscal year.

      BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE CONTINUATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS. As discussed in the section of this Statement of Additional Information entitled "The Adviser and the Sub-Advisers," the Board's continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to each Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew each Investment Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the advisers. The Trustees use this information, as well as other information that the advisers and other Fund service providers may submit to the Board, as well as other information they obtain independently, to help them decide whether to renew each Investment Advisory Agreement for another year. In addition, at various times during the year, the Trustees review and discuss issues, related to the Investment Advisory Agreements.

      Before meeting for the renewal of the Investment Advisory Agreements, the Board requested and received written materials from each adviser about: (a) the quality of the adviser's investment management and other services; (b) the adviser's investment management personnel; (c) the adviser's operations and financial condition; (d) the adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser charges a Fund compared with the fees each charges to comparable mutual funds or accounts (if any); (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the adviser's profitability from its Fund-related operations; (h) the adviser's compliance systems; (i) the adviser's policies on and compliance procedures for personal securities transactions; (j) the adviser's reputation, expertise and resources in domestic financial markets; and (k) each Fund's performance compared with similar mutual funds.

      At the meeting, representatives from the advisers presented additional oral and written information to the Board to help the Board evaluate the advisers' fee and other aspects of the Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees discussed the written materials that the Board received before the meeting and the advisers' oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of each Investment Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

      Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously agreed to approve the continuation of each Investment Advisory Agreement for another year (with Mr. Doran abstaining from voting on the continuation of the Advisory Agreement between the Trust and SIMC) in consideration that: (i) the terms of the each Investment Advisory Agreement are fair and reasonable; and (ii) the advisers' fees are reasonable in light of the services that the advisers provide to the Funds.


      FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.




                                                       DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF
NAME                                                 FUND SHARES (FUND)*            SHARES (FUND COMPLEX)*
----                                             ---------------------------      -------------------------
Mr. Nesher                                                 None                         Over $100,000
Mr. Doran                                                  None                         Over $100,000
Mr. Gooch                                              $10,001-$50,000                  Over $100,000
                                                 (International Equity Fund)
Mr. Storey                                                 None                              None
Mr. Sullivan                                               None                              None
Ms. Greco                                                  None                              None
Ms. Lesavoy                                                None                              None


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* Valuation date is December 31, 2003.


      BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


                                                           PENSION OR
                                                           RETIREMENT       ESTIMATED      TOTAL COMPENSATION
                                                        BENEFITS ACCRUED     ANNUAL          FROM THE TRUST
                                           AGGREGATE       AS PART OF     BENEFITS UPON         AND FUND
NAME                                     COMPENSATION     FUND EXPENSES     RETIREMENT          COMPLEX *
----                                    --------------  ----------------  -------------    ------------------
Mr. Nesher                                $       0            N/A             N/A             $        0
Mr. Doran                                 $       0            N/A             N/A             $        0
Mr. Gooch                                 $  12,578            N/A             N/A             $  133,000
Mr. Storey                                $  12,578            N/A             N/A             $  133,000
Mr. Sullivan                              $  12,578            N/A             N/A             $  133,000
Ms. Greco                                 $  12,578            N/A             N/A             $  133,000
Ms. Lesavoy                               $   3,668             *               *              $   33,250


----------

* Ms. Lesavoy was appointed a Trustee as of September 17, 2003.


      TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.


      Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

      EDWARD D. LOUGHLIN (DOB 03/07/51)--President and Chief Executive Officer (since 1988)--Executive Vice President and President--Asset Management Division of SEI Investments since 1993. Executive Vice President and Chief Investment Officer of SIMC, Chief Executive Officer of the Administrator and Executive Vice President of the Distributor since 2003. Executive Vice President of SIMC and the Administrator, 1994-2003. Senior Vice President of the Distributor, 1986-1991; Vice President of the Distributor, 1981-1986.

      TIMOTHY D. BARTO (DOB 03/28/68)--Vice President and Secretary (since
2002)--Vice President and Assistant Secretary of the Trust, 1999-2002. Employed by SEI Investments since October 1999. General Counsel and Vice President of SIMC and the Administrator, and Assistant Secretary of the Distributor since 2003. Vice President and Assistant Secretary of SIMC, the Administrator and the Distributor, 1999-2003. Associate, Dechert Price & Rhoads (law firm), 1997-1999.

      LYDIA A. GAVALIS (DOB 06/05/64)--Vice President and Assistant Secretary (since 1998)--Assistant Secretary of SEI Investments, SIMC, the Administrator and the Distributor since 2003. Vice President and Assistant Secretary of SEI Investments, SIMC, the Administrator and the Distributor, 1998-2003.

      CHRISTINE M. McCULLOUGH (DOB 12/02/60)--Vice President and Assistant Secretary (since 1999)--Employed by SEI Investments since 1999. Vice President and Assistant Secretary of SIMC, the Administrator and the Distributor, 1999-2003. Associate, White and Williams LLP (law firm), 1991-1999.

      SHERRY KAJDAN VETTERLEIN (DOB 06/22/62)--Vice President and Assistant Secretary (since 2002)--Vice President and Secretary of the Trust, 2001-2002. Assistant Secretary of the Administrator since 2003. Vice President and Assistant Secretary of SIMC, the Administrator and the Distributor, 2001-2003. Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992-2000.

      WILLIAM E. ZITELLI, JR. (DOB 06/14/68)--Vice President and Assistant Secretary (since 2001)--Assistant Secretary of SIMC, the Administrator and Distributor since 2003. Vice President and Assistant Secretary of SIMC, the Administrator and the Distributor, 2000-2003. Vice President, Merrill Lynch & Co. Asset Management Group, 1998-2000.

      JOHN C. MUNCH (DOB 05/07/71)--Vice President and Assistant Secretary (since 2002)--Assistant Secretary of SIMC and the Administrator, and General Counsel and Vice President of the Distributor since 2003. Vice President and Assistant Secretary of SIMC, the Administrator and the Distributor, 2001-2003. Associate, Howard, Rice, Nemorvoski, Canady, Falk & Rabkin (law firm), 1998-2001.

      JOHN MUNERA (DOB 01/14/63)--Vice President and Assistant Secretary (since
2002)--Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia, 1988-2000.

      CORI DAGGETT (DOB 10/03/61)--Vice President and Assistant Secretary (since
2003)--Employed by SEI Investments since 2003. Associate at Drinker Biddle & Reath, LLP (law firm), 1998-2003.

      PETER (PEDRO) A. RODRIGUEZ (DOB 01/18/62)--Controller and Chief Financial Officer (since 2003)--Director, Fund Accounting and Administration, SEI Investments Global Funds Services, March 1997 to April 2002 and September 2002 to Present. Vice President, Fund Administration, BlackRock Financial Management, April 2002 to September 2002.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

      SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

      Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

      For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain a copy of SIMC's Procedures and Guidelines, or a copy of the specific voting record for their account, by calling SIMC at 1-800-DIAL-SEI, or writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                        PURCHASE AND REDEMPTION OF SHARES


      The purchase and redemption price of shares is the net asset value of each share. Information about the market value of each portfolio security may be obtained by the Administrator from an independent pricing services. The pricing services may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures used by the pricing services and their valuations methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

      Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day") or, if there is no such reported sale, at the most recently quoted bid price. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Fair Value Pricing Committee and are reviewed by the Board of Trustees. Additional information about valuing securities at fair value is provided under the sub-section "Fair Value Pricing Committee."

      Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

      Shares of a Fund may be purchased in exchange for securities included in the Fund subject to SIMC's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.


      SIMC will not accept securities for a Fund unless: (1) such securities are appropriate in the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise;
(4) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or,if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.


      The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodians are not open for business. Currently, the following holidays are observed by the
Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

      Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.


      Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

                                      TAXES

QUALIFICATION AS A RIC

      The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement. New legislation, as well as administrative or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.


      In order to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including gains from forward contracts) derived with respect to its business of investing in stocks, securities and currencies ("Income Requirement"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.


      Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

      If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

      If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable,but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

      The use of hedging strategies, such as entering into forward foreign currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Fund. These complex tax rules also could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer to a Fund's ability to recognize losses. Income from foreign currencies, and income from transactions in forward contracts that are directly related to a Fund's business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. All or a portion of any loss that you realize upon the redemption of the Fund's shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


      If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.


      A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

      With respect to investments in STRIPS, TR's, TIGR's, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

      Because the Fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the dividends-received deduction.

      Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.

STATE TAXES

      A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Many states grant tax-free status to ordinary income distributions that the Fund pays to you which are derived from interest on direct obligations of the U.S. government. Some states have minimum investment requirements for this tax-free status that must be met by the Fund. Investments in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase requirements collateralized by U.S. government securities do not generally qualify for state tax-free treatment. The rules or exclusion of this income are different for corporate shareholders. Depending upon state and local law, distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the state and local tax consequences of investments in a Fund.

FOREIGN TAXES

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

      Most Foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to your. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

                             PORTFOLIO TRANSACTIONS

      The Trust has no obligation to deal with any dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing brokerage orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

      The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's advisers may cause the Trust to select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless transactions, in accordance with applicable SEC guidelines.


      To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.


      In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where they reasonably believe that better prices and execution may be available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.


      Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, a Fund's advisers may place Fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


      In connection with transactions effected for Funds operating within the "manager of managers" structure, SIMC and the various firms that serve as sub-advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may direct a substantial portion of a Fund's brokerage to the Distributor. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.

      For the fiscal years ended September 30, 2001, 2002, and 2003, the Funds paid the following brokerage fees:



                                                             TOTAL $ AMOUNT
                                TOTAL $ AMOUNT                OF BROKERAGE           % OF TOTAL          % TOTAL
                                 OF BROKERAGE                  COMMISSIONS            BROKERAGE         BROKERED
                                  COMMISSION                     PAID TO             COMMISSIONS      TRANSACTIONS
                                     PAID                      AFFILIATES              PAID TO      EFFECTED THROUGH
                                     (000)                        (000)              AFFILIATES        AFFILIATES
                         -----------------------------  ------------------------  ----------------  ----------------
FUND                       2001       2002      2003      2001     2002    2003   2001  2002  2003  2001  2002  2003
----                     --------   --------  --------  --------  ------  ------  ----  ----  ----  ----  ----  ----
International Equity
  Fund                   $  9,046   $  6,044  $  4,896  $  1,167  $  442  $  372   13%   7%     8%   15%   17%    7%
Emerging Markets
  Equity Fund            $  8,446   $  6,220  $  2,928  $  1,024  $  145  $  301   12%   2%    10%   12%    2%   10%
International Fixed
  Income Fund            $      0   $      0  $      0  $      0  $    0  $    0    0%   0%     0%    0%    0%    9%
Emerging Markets
  Debt Fund              $      0   $      0  $      0  $      0  $    0  $    0    0%   0%     0%    0%    0%    9%
Tax-Managed
  International Equity
  Fund                       *          *         *         *        *       *      *    *      *     *     *     *


----------
* Not in operation during such period.


      The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2002 and 2003, were as follows:



                                                                       TURNOVER RATE
                                                                       -------------
      FUND                                                             2002     2003
      ----                                                             ----     ----
      International Equity Fund                                          70%      87%
      Emerging Markets Equity Fund                                      109%      69%
      International Fixed Income Fund                                   339%     216%
      Emerging Markets Debt Fund                                        140%     127%
      Tax-Managed International Equity Fund                               *        *


----------
* Not in operation during such period.


      The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 2003, the Trust held securities from the following issuers:



FUND                                     TYPE OF SECURITY               NAME OF ISSUER              AMOUNT (000)
----                                     ----------------               --------------              ------------
International Equity Fund                Repurchase Agreement           Barclays Capital            $  169,435
                                         Repurchase Agreement           UBS                            121,910
                                         Equity                         UBS                             28,351
                                         Equity                         HSBC Securities                 27,670
                                         Equity                         Barclays Capital                24,364
                                         Repurchase Agreement           State Street Bank & Trust       17,832
                                         Repurchase Agreement           Morgan Stanley                  16,890
                                         Equity                         Credit Suisse                    5,388
                                         Equity                         Deutsche Bank                    3,554
                                         Debt                           Credit Suisse                      183
Emerging Markets Equity Fund             Repurchase Agreement           State Street Bank & Trust        9,305
                                         Repurchase Agreement           Barclays Capital                 9,180
                                         Repurchase Agreement           Morgan Stanley                   8,772
                                         Repurchase Agreement           UBS                              6,605

FUND                                     TYPE OF SECURITY               NAME OF ISSUER              AMOUNT (000)
----                                     ----------------               --------------              ------------
International Fixed Income Fund          Repurchase Agreement           State Street Bank & Trust   $  110,693
                                         Debt                           J.P. Morgan                      8,940
                                         Debt                           Citigroup                        8,567
                                         Debt                           HSBC Securities                  4,383
                                         Debt                           Goldman Sachs                      986
Emerging Markets Debt Fund               Repurchase Agreement           State Street Bank & Trust       20,247
                                         Repurchase Agreement           Barclays Capital                17,496
                                         Repurchase Agreement           UBS                             12,589



                          DESCRIPTION OF SHARES


      The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a PRO RATA share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

                        LIMITATION OF TRUSTEES' LIABILITY


      The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


                                 CODE OF ETHICS


      The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with SEC, and are available to the public.


                                     VOTING

      Each share held entitles the shareholder of record to one vote. Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      Where the Prospectuses for the Funds or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

                              SHAREHOLDER LIABILITY


      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of January 13, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. As of January 13, 2004, the Tax-Managed International Equity Fund had not commenced operations.



      NAME AND ADDRESS                                                   NUMBER OF SHARES  PERCENT OF FUNDS
      ----------------                                                   ----------------  ----------------
      INTERNATIONAL EQUITY FUND, CLASS A

        SEI Private Trust Company                                             234,407,852             85.48%
        One Freedom Valley Drive
        Oaks, PA 19456

      INTERNATIONAL EQUITY FUND, CLASS I

        SEI Private Trust Co.                                                      71,197             17.40%
        FBO Beneficial Life Ins. Co.
        Agent's Retirement Plan
        c/o PFPC
        Attn: RKU Dept.
        1700 W. 82nd Street #125
        Minneapolis, MN 55431-1404

        SEI Private Trust Company FBO                                              32,396              7.92%
        The Clarks Companies NA Employee Savings Plan
        1700 W 82nd Street, Suite 125
        Bloomington, MN 55431-1404

        SEI Private Trust Company FBO                                              31,726              7.76%
        Qantas Airways Limited Capital
        Accumulation Plan
        C/O Doug Kelly
        1700 W 82nd Street, Suite 125
        Bloomington, MN 55431-1404

      NAME AND ADDRESS                                                   NUMBER OF SHARES  PERCENT OF FUNDS
      ----------------                                                   ----------------  ----------------
        SEI Private Trust Company FBO                                              48,222             11.79%
        J & J Distributing Co. 401K Plan
        Attn: PFPC c/o Doug Kelly
        1700 W. 82nd Street, Suite 125
        Bloomington, MN 55431-1404

        SEI Private Trust Company FBO                                              49,849             12.19%
        Anesthecare Inc. Profit Sharing Plan
        PFPC c/o Doug Kelly
        1700 W. 82nd Street, Suite 125
        Bloomington, MN 55431-1404

        SEI Private Trust Company FBO                                              72,845             17.81%
        Elkem Metals Inc. Retirement
        PFPC c/o Doug Kelly
        1700 W. 82nd Street, Suite 125
        Bloomington, MN 55431-1404

      INTERNATIONAL FIXED INCOME FUND, CLASS A

        SEI Private Trust Company                                              64,224,187             85.31%
        One Freedom Valley Drive
        Oaks, PA 19456

      EMERGING MARKETS EQUITY FUND, CLASS A

        SEI Private Trust Company                                              79,177,590             78.39%
        One Freedom Valley Drive
        Oaks, PA 19456

      EMERGING MARKETS DEBT FUND, CLASS A

        SEI Private Trust Company                                              49,574,712             80.18%
        One Freedom Valley Drive
        Oaks, PA 19456


                                     EXPERTS


      The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report dated November 21, 2003 and are included herein in reliance upon the authority of said firm as experts in auditing and accounting and in giving said report. PricewaterhouseCoopers LLP is located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.


                                    CUSTODIAN


      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the assets of the Funds (the "Custodian"). The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Wachovia Bank N.A., (formerly, First Union National
Bank), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of the Trust's assets.


                                  LEGAL COUNSEL

      Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                 APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS
                           MOODY'S RATINGS DEFINITIONS

LONG TERM

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      STANDARD & POOR'S RATINGS DEFINITIONS

      A Standard & Poor's corporate or municipal debt rating is a current assessment of creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, as it does not comment on market price or suitability for a particular investor.

      The ratings are based, in varying degrees, on the following considerations:

      (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      (2)   The obligation's nature and provisions.

      (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditor's rights.

      Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

      Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB -' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB -' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B -' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.


C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC -' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payment is continued.


CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


c The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.


p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

----------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

   N.R. Not rated.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      If an issuer's actual or implied senior debt rating is 'AAA', its subordinated or junior debt is rated 'AAA' or 'AA+'. If an issuer's actual or implied senior debt rating is lower than 'AAA' but higher than 'BB+', its junior debt is typically rated one designation lower than the senior debt ratings. For example, if the senior debt rating is 'A', subordinated debt normally would be rated 'A -'. If an issuer's actual or implied senior debt rating is 'BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.


      NOTE: The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, 'AAA', 'AA', 'A' and 'BBB', generally are recognized as being investment grade. Debt 'BB' or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

                    DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS:

         (a)      Agreement and Declaration of Trust dated June 28, 1988 as
                    originally filed with Registrant's Registration Statement on Form N-1A (File No. 33-22821) filed with the Securities and Exchange Commission ("SEC") on June 30, 1988, is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23, filed with the SEC on June 23, 1997.



         (a)(2)   Amendment to Agreement and Declaration of Trust dated
                    August 9 1989, is filed herewith.

         (a)(3)   Amendment to Agreement and Declaration of Trust, dated
                    April 29, 1998, is filed herewith.



         (b)(1)   Amended By-Laws dated February 20, 2001 are herein
                    incorporated by reference to Exhibit (b)(3) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2002.

         (c)      Not Applicable


         (d)(1)   Investment Advisory Agreement between Registrant and SEI
                    Investments Management Corporation ("SIMC") dated December 16, 1994 (restated as of December 17, 2002) is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2003.

         (d)(2)   Schedule to Investment Advisory Agreement between Registrant and SIMC dated December 16, 2002 with respect to the International Fixed Income Fund is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2003.

         (d)(3)   Investment Sub-Advisory Agreement between SIMC and Capital
                    Guardian Trust Company dated June 29, 1998 with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 25, 1998.

         (d)(4)   Investment Sub-Advisory Agreement between SIMC and Morgan
                    Stanley Investment Management Inc. dated October 1, 2001 with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2002.

         (d)(5)   Investment Sub-Advisory Agreement between SIMC and Alliance
                    Capital Management L.P. dated June 26, 2002 with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 27, 2002.

         (d)(6)   Investment Sub-Advisory Agreement between SIMC and The Boston
                    Company Asset Management dated September 18, 2000 with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed on January 26, 2001.

         (d)(7)   Investment Sub-Advisory Agreement between SIMC, Fischer
                    Francis Trees & Watts, Inc., Fischer Francis Trees & Watts, Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha dated December 17, 2002 with respect to the International Fixed Income Fund is herein incorporated by reference to Exhibit
                    (d)(13) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2003.

         (d)(8)   Investment Sub-Advisory Agreement between SIMC and Salomon
                    Brothers Asset Management Inc. dated March 31, 1997 with respect to the Emerging Markets Debt Fund is herein incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed on January 27, 2000.

         (d)(9)   Investment Sub-Advisory Agreement between SIMC and Ashmore
                    Investment Management Limited dated March 17, 2003 with respect to the Emerging Markets Debt Fund is filed herewith.

         (d)(10)  Investment Sub-Advisory Agreement between SIMC and Alliance
                    Capital Management L.P. dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

         (d)(11)  Investment Sub-Advisory Agreement between SIMC and Citigroup
                    Asset Management Ltd. dated September 30, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

         (d)(12)  Investment Sub-Advisory Agreement between SIMC and Emerging
                    Markets Management, L.L.C. dated March 11, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

         (d)(13)  Investment Sub-Advisory Agreement between SIMC and Fisher
                    Investments, Inc. dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

         (d)(14)  Investment Sub-Advisory Agreement between SIMC and McKinley
                    Capital Management, Inc. dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

         (d)(15)  Amendment to Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management L.P. dated July 1, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

         (d)(16)  Amendment to Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited dated July 1, 2003 with respect to the Emerging Markets Debt Fund is filed herewith.

         (d)(17)  Amendment to Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management, LLC dated July 1, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

         (d)(18)  Amendment to Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

         (d)(19)  Amendment to Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. dated July 1, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

         (d)(20)  Amendment to Investment Sub-Advisory Agreement between SIMC and Fischer Francis Trees & Watts, Inc., Fischer Francis Trees & Watts, Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha dated July 1, 2003 with respect to the International Fixed Income Fund is filed herewith.

         (d)(21)  Amendment to Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. dated
                    July 1, 2003 with respect to the International Equity Fund is filed herewith.

         (d)(22)  Amendment to Investment Sub-Advisory Agreement between SIMC and Salomon Brothers Asset Management Inc dated
                    July 28, 2003 with respect to the Emerging Markets Debt Fund is filed herewith.

         (e)      Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 27, 2002.

         (f)      Not Applicable

         (g)(1)   Custodian Agreement between Registrant and State Street Bank and Trust Company as originally filed as Exhibit (8) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on September 16, 1998, is herein incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 23, filed with the SEC on June 23, 1997.

         (h)(1)   Amended and Restated Administration and Transfer Agency
                    Agreement between Registrant and SIMC dated September 16, 2002 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 27, 2002.

         (h)(2)   Shareholder Service Plan and Agreement with respect to the
                    Class A shares is herein incorporated by reference to
                    Exhibit 15(e) of Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on April 8, 1997.

         (h)(3)   Shareholder Service Plan and Agreement with respect to Class I shares is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed on June 30, 2000.

         (h)(4)   Administrative Services Plan and Agreement with respect to
                    Class I shares is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on January 28, 2002.

         (i)      Opinion and Consent of Counsel is filed herewith.

         (j)      Opinion and Consent of Independent Accountants is filed
                    herewith.

         (k)      Not Applicable

         (l)      Not Applicable

         (m)      Not Applicable.

         (n)      Amended and Restated Rule 18f-3 Multiple Class Plan relating to Class A, I and Y shares dated June 26, 2002 is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 27, 2002.

         (o)      Not Applicable.


         (p)(1)   The Code of Ethics for SEI Investments Company is herein
                    incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 42 of SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 28, 2004.


         (p)(2)   The Code of Ethics for SEI Institutional International Trust
                    is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed on June 30, 2000.


         (p)(3)   The Code of Ethics for Capital Guardian Trust Company is filed herewith.

         (p)(4)   The Code of Ethics for Morgan Stanley Investment Management
                    Inc. is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 27, 2002.

         (p)(5)   The Code of Ethics for Salomon Brothers Asset Management Inc
                    is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-22821), filed on June 30, 2000.

         (p)(6)   The Code of Ethics for The Boston Company Asset Management is
                    herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 6 to SEI Institutional Investment Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on September 28, 2000 (Accession # 0000912057-00-043038).

         (p)(7)   The Code of Ethics for Alliance Capital Management L.P. is
                    herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 13 to SEI Institutional Investments Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on September 30, 2003.

         (p)(8)   The Code of Ethics for Fischer Francis Trees & Watts, Inc. is
                    herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 13 to SEI Institutional Investments Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on September 30, 2003.

         (p)(9)   The Code of Ethics for Ashmore Investment Management Limited
                    is filed herewith.

         (p)(10)  The Code of Ethics for Citigroup Asset Management Limited is
                    herein incorporated by reference to Exhibit (p)(9) of Post Effective Amendment No. 13 to SEI Institutional Investments Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on September 30, 2003.

         (p)(11)  The Code of Ethics for Emerging Markets Management, L.L.C. is
                    herein incorporated by reference to Exhibit (p)(33) of Post Effective Amendment No. 5 to SEI Insurance Products Trust's Registration Statement on Form N-1A (File Nos. 333-70013 and 811-9183), filed with the SEC on April 30, 2003.

         (p)(12)  The Code of Ethics for Fisher Investments, Inc. is herein incorporated by reference to Exhibit (p)(39) of Post Effective Amendment No. 14 to SEI Institutional Investments Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on November 14, 2003.

         (p)(13)  The Code of Ethics for McKinley Capital Management, Inc. is
                    herein incorporated by reference to Exhibit (p)(19) of Post Effective Amendment No. 6 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 33-58041 and 811-7257), filed with the SEC on September 27, 2000.

         (q)      Powers of Attorney for Robert A. Nesher, William M. Doran, F.
                    Wendell Gooch, Rosemarie B. Greco, George J. Sullivan, Jr., James M. Storey, Edward D. Loughlin, Nina Lesavoy and Pedro
                    A. Rodriguez are incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 of SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 12, 2003.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     See the Prospectus and Statement of Additional Information regarding the Trust's control relationships. SIMC is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

ITEM 25.   INDEMNIFICATION:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities

Act of 1933, as amended (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

ALLIANCE CAPITAL MANAGEMENT L.P.


     Alliance Capital Management, L.P. ("Alliance Capital") is a sub-adviser to the Registrant's Emerging Markets Equity and International Equity Funds. The principal business address of Alliance Capital is 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Donald Hood Brydon                 AXA Investment Managers S.A.         Chairman & Chief Executive
  Director                                                                Officer

Bruce William Calvert                              --                                   --
  Chairman of the
  Board & CEO

Henri de Castries                  AXA                                  Chairman, Management Board
  Director

Christopher M. Condron             AXA                                  Director, President, Chief
  Director                                                                Executive Officer
                                   Equitable Life Assurance Society     Chairman, CEO

Denis Duverne                      AXA                                  Group Executive Vice President
  Director                                                                Finance, Control and Strategy

Richard S. Dziadzio                AXA                                  Senior Vice President
  Director

Alfred Harrison                                    --                                   --
  Vice Chairman

Roger Hertog                                       --                                   --
  Vice Chairman

Benjamin Duke Holloway             Continental Companies                Financial Consultant
  Director

Robert Henry Joseph, Jr.                           --                                   --
  Sr. Vice President, CFO

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
W. Edwin Jarmain                   Jarmain Group Inc.                   President
  Director

Lewis A. Sanders                                   --                                   --
  Vice Chairman, Chief
  Investment Officer

Peter J. Tobin                     St. John's University                Dean
  Director                           Tobin College of Business
                                     Administration

Peter D. Noris                     AXA Financial                        Executive Vice President, Chief
  Director                                                                Investment Officer

Gerald M. Lieberman                                --                                   --
  Chief Operating Officer

Frank Savage                       Savage Holdings LLC                  Chief Executive Officer
  Director

Stanley B. Tulin                   AXA Financial                        Vice Chairman & Chief
  Director                                                                Financial Officer
                                   Equitable Life Assurance Society     Vice Chairman & CFO

Dave Harrel Williams               White Williams Private Equity        Partner
  Director                         Partners GmbH

Kathleen A. Corbet                 Alliance Fixed Income Investors      CEO
  Executive Vice President

Lorie Slutsky                      The New York Community Trust         Director
  Director

Andrew Adelson                                     --                                   --
  Senior Vice President &
  Chief Investment Officer

John Blundin                                       --                                   --
  Executive Vice President

Marilyn Fedak                                      --                                   --
  Senior Vice President &
  Chief Investment Officer

Thomas S. Hexner                                   --                                   --
  Executive Vice President

Marc Mayer                         Bernstein Investment Research and    Head
  Executive Vice President           Management

James Reilly                                       --                                   --
  Executive Vice President

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Paul Rissman                                       --                                   --
  Executive Vice President

David Steyn                                        --                                   --
  Head of Institutional
  Investment Management
  Sales and Marketing Unit

Christopher Toub                                   --                                   --
  Executive Vice President

Lisa Shalett                       Sanford C. Bernstein                 Chairman/CEO



ASHMORE INVESTMENT MANAGEMENT LIMITED

     Ashmore Investment Management Limited ("Ashmore") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ashmore is 20 Bedfordbury, London, United Kingdom WC2N 4BL. Ashmore is a registered investment adviser under the Advisers Act.



        NAME AND POSITION                NAME OF OTHER COMPANY
     WITH INVESTMENT ADVISER        (ALL UK UNLESS SHOWN OTHERWISE)         POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Jon Moulton                        Alchemy Partners (Guernsey) Ltd      Director
  Director                           (Guernsey registered)
                                   Alchemy Partners LLP                 Managing Partner
                                   30 St James's Square
                                     Investments Ltd                    Director
                                   Aardvark TMC Ltd                     Director
                                   Air Sea Survival                     Director
                                     Equipment Limited
                                   Aries (Mauritius registered)         Director
                                   Ashmore Group Ltd                    Director
                                   Ashmore Investments (UK) Ltd         Director
                                   Ashmore Investment                   Director
                                     Management Ltd
                                   Ashmore Corporate Finance Ltd        Director
                                   Cedar Ltd                            Director
                                   Civica plc                           Director
                                   Edlaw plc                            Director
                                   Everett Services                     Director
                                   Phoenix IT Group Ltd                 Director
                                   Point-on Holdings                    Director
                                   Redac Ltd                            Director
                                   Redac Gratis Limited                 Director
                                   Sandsenor Ltd                        Director

Mark Coombs                        Ashmore Group Ltd                    Director
  Director                         Ashmore Investments (UK) Ltd         Director

        NAME AND POSITION                NAME OF OTHER COMPANY
     WITH INVESTMENT ADVISER        (ALL UK UNLESS SHOWN OTHERWISE)         POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Ashmore Investment                   Director
                                     Management Ltd
                                   Ashmore Corporate Finance Ltd        Director
                                   Ashmore Asset                        Director
                                     Management Limited
                                   Ashmore Russian Equity               Director
                                     Fund (Cayman Islands
                                     registered)
                                   Ashmore Global Special               Director
                                     Situations Fund Limited
                                     (Cayman Islands registered)
                                   Ashmore Emerging Markets             Director
                                     Debt Fund (Cayman
                                     Islands registered)
                                   International Administration         Director
                                     (Guernsey) Limited (Guernsey
                                     registered)
                                   Balkan Regeneration Fund             Director
                                     (Cayman Islands registered)
                                   EMTA (US registered)                 Director (Co-chair)



THE BOSTON COMPANY ASSET MANAGEMENT LLC

     The Boston Company Asset Management LLC ("The Boston Company") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of The Boston Company is One Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Francis Antin                      Certus Asset Advisors                Director and Chairman
  Director                           Corporation
                                   Boston Safe Deposit and Trust        Senior Vice President
                                     Company
                                   TBCAM Holdings, LCC                  Director

Corey Griffin                      Boston Safe Deposit and Trust        Senior Vice President
  CEO, Director                      Company
                                   TBCAM Holdings, LCC                  Director
                                   The Boston Company Asset             President and CEO
                                     Management, LLC

Stephen Canter                     Dreyfus Corporation                  President, CEO, COO, Director,
  Director                                                                Chairman of the Board
                                   Dreyfus Investment                   Chairman of the Board,
                                     Advisors, Inc.                       Director, President

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Dreyfus Trust Company                Director, Chairman, President,
                                                                          CEO
                                   Newton Management Limited            Director
                                   Franklin Portfolio Associates,       Director
                                     LLC
                                   Franklin Portfolio Holdings, Inc.    Director
                                   TBCAM Holdings, LCC                  Director
                                   Mellon Capital Management            Director
                                     Corp.
                                   Mellon Financial Corp.               Vice Chairman
                                   Mellon Equity Associates, LLP        Executive Committee
                                   Mellon Bond Associates, LLP          Executive Committee
                                   Founders Asset Management,           Member Board of Managers
                                     LLC
                                   Standish Mellon Asset                Board Manager
                                     Management LLC

John Nagorniak                     Franklin Portfolio Holdings LLC      Chairman of the Board,
  Director                                                                Director
                                   Mellon Equity Associates, LLP        Executive Committee
                                   TBCAM Holdings LLC                   Director
                                   Mellon Capital Management            Director
                                     Corp.
                                   Newton Investment                    Director
                                     Management Limited
                                   Standish Mellon Asset                Member of Board of Managers
                                     Management LLC
                                   Standish Mellon Asset                Member of Board of Managers
                                     Management Holdings LLC
                                   Mellon HBV Alternative               Manager
                                     Strategies LLC
                                   Foxstone Financial Corp.             Vice Chairman

Ronald O'Hanley                    Mellon Financial Corporation         Vice Chairman
   Director                        Mellon Institutional Asset           President
                                     Management
                                   Boston Safe Deposit & Trust          Director
                                     Company
                                   Newton Asset Management              Director
                                   Mellon Capital Management            Director
                                   Standish Mellon Asset                Director
                                     Management LLC
                                   Prime Advisors                       Director
                                   Franklin Portfolio Associates        Director
                                   Mellon Equity Associates             Director

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   TBCAM Holdings LLC                   Director
                                   Mellon Consultants                   Director
                                   Pareto Partners                      Director
                                   Mellon Capital Management            Director
                                   Mellon Bank N.A.                     Vice Chairman

D. Kirk Henry                      The Dreyfus Corporation              Portfolio Manager
  Senior Vice President            Boston Safe Deposit &                Senior Vice President
                                     Trust Company
                                   The Boston Company Asset             Senior Vice President
                                     Management, LLC

Carolyn Kedersha                   The Dreyfus Corporation              Portfolio Manager
                                   The Boston Company Asset             Senior Vice President
                                     Management, LLC


CAPITAL GUARDIAN TRUST COMPANY


     Capital Guardian Trust Company ("Capital Guardian") is a sub-adviser for the Registrant's International Equity Fund. The principal business address of Capital Guardian is 333 Hope Street, 55th Floor, Los Angeles, California 90071. Capital Guardian is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Andrew F. Barth                    The Capital Group Companies          Director
  Director and President           Capital Research and                 Director
                                   Management Company
                                   Capital International                Director, President and
                                     Research, Inc.                       Research Director
                                   Capital Research and                 Formerly, Director
                                     Management Company
                                   Capital Guardian Research            Formerly, Director
                                     Company                            and President

Michael D. Beckman                 Capital Guardian Trust               Director
  Director, Senior Vice              Company of Nevada
  President                        The Capital Group Companies          Director
                                   Capital Guardian Research            Formerly, Treasurer
                                     Company
                                   Capital Guardian (Canada), Inc.      Formerly, Treasurer
                                   Capital International Asset          Director and President
                                     Management, Inc.
                                   Capital International Financial      Director, President, Treasurer
                                     Services, Inc.
                                   Capital International Asset          Chief Financial Officer,
                                     Management (Canada), Inc.            Secretary
                                   Capital Group                        Senior Vice President
                                     International, Inc.

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Michael A. Burik                   Capital International, Inc.          Senior Vice President and
  Senior Vice President,                                                  Senior Counsel
  Senior Counsel                   Capital International                Vice President, Secretary
                                     Financial Services, Inc.

Elizabeth A. Burns                                 --                                   --
  Senior Vice President

Roberta A. Conroy                  Capital International, Inc.          Senior Vice President, Senior
  Senior Vice President                                                 Counsel and Formerly,
  and Senior Counsel                                                    Secretary
                                   Capital Group                        Secretary
                                     International, Inc.

Scott M. Duncan                                    --                                   --
  Senior Vice President

John B. Emerson                    Capital Guardian Trust               Director, President, Formerly,
  Senior Vice President              Company, a Nevada                    Executive Vice President
                                     Corporation

Michael R. Ericksen                Capital International Limited        Director, President, Formerly,
  Director, Senior Vice                                                   Senior Vice President
  President

Michael A. Felix                   Capital Guardian (Canada), Inc.      Senior Vice President,
  Senior Vice President,                                                  Treasurer
  Treasurer                        Capital International, Inc.          Director, Senior Vice President

David I. Fisher                    Capital International, Inc.          Director, Vice Chairman
  Director, Chairman               Capital International Limited        Director, Vice Chairman
                                   Capital International K.K.           Formerly, Director,
                                                                          Vice Chairman
                                   Capital Group International, Inc.    Director, Chairman
                                   Capital International Limited        Director, President
                                     (Bermuda)
                                   The Capital Group                    Director
                                     Companies, Inc.
                                   Capital International                Director
                                     Research, Inc.
                                   Capital Group Research, Inc.         Director
                                   Capital Research and                 Formerly, Director
                                     Management Company

Clive N. Gershon                                   --                                   --
  Senior Vice President

Richard N. Havas                   Capital International, Inc.          Senior Vice President
  Senior Vice President            Capital International Limited        Senior Vice President

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Capital International                Senior Vice President
                                     Research, Inc.
                                   Capital Guardian (Canada), Inc.      Director, Senior Vice President
                                   Capital International Asset          Director
                                     Management (Canada), Inc.

Frederick M. Huges, Jr.                            --                                   --
  Senior Vice President

Mary M. Humphrey                                   --                                   --
  Senior Vice President

William H. Hurt                    Capital Guardian Trust               Director, Chairman
  Senior Vice President              Company, a Nevada
                                     Corporation
                                   Capital Strategy Research, Inc.      Director, Chairman

Peter C. Kelly                     Capital International, Inc.          Director, Senior Vice President,
  Senior Vice President,                                                  Senior Counsel, Secretary
  Senior Counsel

Charles A. King                                    --                                   --
  Senior Vice President

Robert G. Kirby                    The Capital Group                    Senior Partner
  Chairman Emeritus                  Companies, Inc.

Lianne K. Koeberle                                 --                                   --
  Senior Vice President

Nancy J. Kyle                      Capital Guardian (Canada), Inc.      Director and President
  Director, Vice Chair

Karin L. Larson                    The Capital Group                    Formerly, Director
  Director                           Companies, Inc.
                                   Capital Group Research, Inc.         Director, Chairperson, and
                                                                          President
                                   Capital Guardian                     Formerly, Director, Chairperson
                                     Research Company
                                   Capital International                Director, Chairperson
                                     Research, Inc.

James R. Mulally                   Capital International Limited        Senior Vice President
  Director, Senior Vice
  President

Shelby Notkin                      Capital Guardian Trust               Director
  Director, Senior Vice              Company, a Nevada
  President                          Corporation

Michael E. Nyeholt                                 --                                   --
  Senior Vice President

Mary M. O'Hern                     Capital International Limited        Senior Vice President
  Senior Vice President            Capital International, Inc.          Senior Vice President

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Jeffrey C. Paster                                  --                                   --
  Senior Vice President

Robert V. Pennigton                                --                                   --
  Senior Vice President

Jason Pilalas                      Capital International                Senior Vice President
  Director                           Research, Inc.

Paula B. Pretlow                                   --                                   --
  Senior Vice President

George L. Romine, Jr.                              --                                   --
  Senior Vice President

Robert Ronus                       Capital Guardian (Canada), Inc.      Director, Chairman
  Director, Vice Chairman          The Capital Group                    Director, Non-Executive
                                     Companies, Inc.                      Chairman
                                   Capital Group                        Director
                                     International, Inc.
                                   Capital International, Inc.          Senior Vice President
                                   Capital International Limited        Senior Vice President
                                   Capital International S.A.           Senior Vice President

Theodore R. Samuels                Capital Trust Company, a             Director
  Director, Senior                   Nevada Corporation
  Vice President

Lionel A. Sauvage                  Capital International, Inc.          Senior Vice President
  Director, Senior
  Vice President                   Capital International                Director
                                     Research, Inc.

John H. Seiter                     The Capital Group Companies          Director
  Director, Executive Vice
  President

Karen L. Sexton                                    --                                   --
  Senior Vice President

Lawrence R. Solomon                Capital International                Senior Vice President
  Director, Vice President           Research, Inc.
                                   Capital Management                   Director
                                     Services Inc.

Eugene P. Stein                    The Capital Group                    Director
  Director, Vice Chairman            Companies Inc.

Andrew P. Stenovec                                 --                                   --
  Senior Vice President

Jill A. Sumiyasu                                   --                                   --
  Senior Vice President

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Philip A. Swan                                     --                                   --
  Senior Vice President

Shaw B. Wagener                    The Capital Group Companies,         Director
  Director                           Inc.
                                   Capital International                Director
                                     Management Company, S.A.
                                   Capital International, Inc.          Director, Chairman,
                                                                          Formerly, President
                                   Capital Group                        Director, Senior Vice President
                                     International, Inc.

Eugene M. Waldron                                  --                                   --
  Senior Vice President

Alan J. Wilson                     Capital International                Director, Executive Vice
  Director and Vice President        Research, Inc.                       President, Research Director,
                                                                          U.S., Formerly, Senior Vice
                                                                          President



CITIGROUP ASSET MANAGEMENT LIMITED

     Citigroup Asset Management Limited ("Citigroup") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of Citigroup is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. Citigroup is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Linda Davies                                       --                                   --
  General Counsel, European
  Management Committee
  Member

Richard McNamara                                   --                                   --
  Director, Finance Officer
  and European Management
  Committee Member

Michael McElroy,                                   --                                   --
  Director, Head of Equity
  Investment and European
  Management Committee
  Member

May Steele                                         --                                   --
  Head of Human Resources,
  European Management
  Committee Member

Christopher Parker                                 --                                   --
  Director, Head of Non-US
  Fixed Income and European
  Management Committee
  Member

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
John Nestor                        Citigroup Asset Management           Business Head
  Director and Chief                 Europe
  Executive Officer

Margaret Adams, Head of                            --                                   --
  Operations, European
  Management Committee
  Member

Charles Neher                                      --                                   --
  Head of Technology,
  European Management
  Committee Member

Ursula Schliessler                                 --                                   --
  Director, Business Manager and
  European Management
  Committee Member

Paula Marsh                                        --                                   --
  Compliance Officer,
  European Management
  Committee Member



EMERGING MARKETS MANAGEMENT, L.L.C.

     Emerging Markets Management, L.L.C. ("EMM") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of EMM is 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209-1722. EMM is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Antoine W. van Agtmael             Emerging Markets Investors           Managing Director,
  Managing Director, President,      Corporation                          President, Chief Investment
  Chief Investment Officer and                                            Officer and Chairman of the
  Chairman of the Investment                                              Investment Committee
  Committee
                                   The Emerging Markets                 Director
                                     Strategic Fund
                                   The Africa Emerging                  Director
                                     Markets Fund
                                   The Emerging Markets                 Director
                                     New Economy Fund PLC
                                   Strategic Investment                 Director
                                     Management (SIM)
                                   Strategic Investment Management      Director
                                     International (SIMI)
                                   Strategic Investment Partners,       Director
                                     Inc. (SIP)

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   The Washington Opera                 Member of the Board of
                                                                          Trustees and Co-Chair of
                                                                          the Education
                                                                          Committee
                                   The Lab School of Washington         Member of the Board of
                                                                          Trustees and the Finance
                                                                          Committee
                                   Yale University                      Member of the University
                                                                          Council and President's
                                                                          Council on International
                                                                          Activities
                                   George Washington University         Member of the National
                                                                          Advisory Council for the
                                                                          Graduate School of
                                                                          Education & Human
                                                                          Development
                                   Paul H. Nitze School of              Member of Advisory
                                     Advanced International Studies       Council
                                     at Johns Hopkins University
                                   Global Rights                        Member of the Board of
                                                                          Directors and Treasurer

Michael A. Duffy                   Emerging Markets Investors           Managing Director,
  Managing Director,                 Corporation                          Secretary/Treasurer and
  Secretary/Treasurer and                                                 member of the Investment
  member of the Investment                                                Committee
  Committee
                                   The Latin America Small              Director
                                     Capitalization Fund
                                   Strategic Investment                 Managing Director,
                                     Management (SIM)                     Secretary/Treasurer and
                                                                          member of the Investment
                                                                          Committee
                                   Strategic Investment                 Managing Director,
                                     Management International             Secretary/Treasurer and
                                     (SIMI)                               member of the Investment
                                                                          Committee
                                   Strategic Investment                 Managing Director,
                                     Partners, Inc. (SIP)                 Secretary/Treasurer and
                                                                          member of the Investment
                                                                          Committee
                                   China Medical Board                  Trustee and Treasurer

Felicia J. Morrow                  Emerging Markets Investors           Managing Director and
  Managing Director, Lead            Corporation                          member of the Investment
  Portfolio Manager, Chief                                                Committee
  Operating Officer and
  member of the Investment
  Committee

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Hilda M. Ochoa-Brillembourg        Emerging Markets Investors           Director
  Director                           Corporation
                                   Strategic Investment                 President, Director and a
                                     Management (SIM)                     member of the Investment
                                                                          Committee
                                   Strategic Investment                 President, Director and a
                                     Management International             member of the Investment
                                     (SIMI)                               Committee
                                   Strategic Investment                 President, Director and a
                                     Partners, Inc. (SIP)                 member of the Investment
                                                                          Committee
                                   Youth Orchestra of the               Founding Chairman
                                     Americas
                                   National Symphony                    Trustee
                                     Orchestra
                                   The Washington Opera                 Trustee and Member of the
                                                                          Executive Committee
                                   Rockefeller Center for Latin         Member of the Advisory
                                     American Studies at Harvard          Committee
                                     University
                                   Carnegie Endowment for               Vice Chairman of the
                                     International Peace                  Group of Fifty (G-50)
                                   Rockefeller Family Fund              Member of the Investment
                                                                          and Finance Committees
                                   General Mills                        Member of the Board of
                                                                          Directors
                                   The World Bank/IMF Credit            Member of the Board of
                                     Union                                Directors
                                   Harvard Management Company           Member of the Board of
                                                                          Directors
                                   Capital Children's Museum              Trustee
                                   Hauser Center at Harvard             Member of the Advisory
                                      University                          Committee
                                   Harvard College                      Member of Board of
                                                                          Overseers' Committee on
                                                                          University Resources

Mary C. Choksi                     Emerging Markets Investors           Managing Director,
  Managing Director and              Corporation                          Director
  Director
                                   The Emerging Markets                 Director
                                     Country Series Fund: The
                                     Value Fifty Portfolio
                                   Emerging Markets South               Director
                                     Asian Fund

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Strategic Investment                 Managing Director,
                                     Management (SIM)                     Director and member of the
                                                                          Investment Committee
                                   Strategic Investment                 Managing Director,
                                     Management International             Director and member of the
                                     (SIMI)                               Investment Committee
                                   Strategic Investment                 Managing Director,
                                     Partners, Inc. (SIP)                 Director and member of the
                                                                          Investment Committee
                                   H.J. Heinz Company                   Member of the Board of
                                                                          Directors and Chair of the
                                                                          Public Issues Committee
                                   St. Albans School                    Member of the Board of
                                                                          Directors
                                   The National Museum of               Trustee and Chair of the
                                     Women in the Arts                    Finance Committee
                                   Pyford International plc             Member of the Board of
                                                                          Directors

Carol A. Grefenstette              Emerging Markets Investors           Managing Director and
  Managing Director                  Corporation                          Director
                                   Strategic Investment                 Managing Director
                                     Management (SIM)
                                   Strategic Investment                 Managing Director
                                     Management International
                                     (SIMI)
                                   Strategic Investment                 Managing Director and
                                     Partners, Inc. (SIP)                 Director
                                   Georgetown University                Member of the Board of
                                     McDonough School of                  Advisors
                                     Business
                                   Archdiocese of Washington            Member of the Finance
                                                                          Council

George M. Alvarez-Correa           Emerging Markets Investors           Managing Director and
  Director                           Corporation                          Director
                                   The Emerging Markets                 Director
                                     Country Series: The Value
                                     Fifty Portfolio
                                   Strategic Investment                 Managing Director and
                                     Management (SIM)                     member of the Investment
                                                                          Committee
                                   Strategic Investment                 Managing Director and
                                     Management International             member of the Investment
                                     (SIMI)                               Committee

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Strategic Investment                 Managing Director,
                                     Partners, Inc. (SIP)                 Director and member of the
                                                                          Investment Committee
                                   Maduro Holding N.V.,                 Chairman of the Board
                                     Curacao, Netherland
                                     Antilles


FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES


     Fischer Francis Trees & Watts, Inc. and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") is the sub-adviser for the Registrant's International Fixed Income Fund. The principal business address of FFTW is 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is a registered investment adviser under the Advisers Act.

SUB-ADVISER--FISCHER FRANCIS TREES & WATTS, INC.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Liaquat Ahamed                     Charter Atlantic Corporation         Chief Executive Officer and
  Chief Executive Officer,                                                Director
  Director                         Fischer Francis Trees & Watts        Chief Executive Officer

Stephen Casper                     Charter Atlantic Corporation         Chief Operating Officer, Director
  Chief Operating Officer,         FFTW Diversified Alpha               Director
  Director                           Fund Ltd
                                   FFTW Funds Inc.                      President, Chief Executive
                                                                          Officer and Director
                                   FFTW Funds Selection                 Director
                                   FFTW Funds Selection II              Director
                                   FFTW Global Debt Fund plc            Director
                                   FFTW Mortgage Total                  Director
                                     Return Fund plc
                                   Fischer Francis Trees & Watts        Chief Operating Officer
                                   Fischer Francis Trees & Watts        Director
                                     (Singapore) Pte Ltd
                                   The Depository Trust & Clearing      Director
                                     Corporation
                                   The Depository Trust Company         Director
                                   The Emerging Markets                 Director
                                     Clearing Corporation
                                   The Fixed Income Clearing            Director
                                     Corporation
                                   The National Securities              Director
                                     Clearing Corporation

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Stephen Constantine                Charter Atlantic Corporation         Director
  Director                         BrokerTec Futures                    Director
                                     Exchange LLC

O. John Olcay                      Charter Atlantic Corporation         Director
  Director                         FFTW Funds Inc.                      Chairman of the Board of
                                                                          Directors
                                   FFTW Funds Selection                 Chairman of the Board of
                                                                          Directors
                                   FFTW Funds Selection II              Chairman of the Board of
                                                                          Directors
                                   FFTW Global Debt Fund plc            Chairman of the Board of
                                                                          Directors
                                   FFTW Mortgage Total                  Chairman of the Board of
                                     Return Fund plc                      Directors
                                   Fischer Francis Trees & Watts        Chairman of the Board of
                                     (Singapore) Pte Ltd                  Directors
                                   Fischer Francis Trees &              Chairman of the Board of
                                     Watts KK                             Directors

Vivien Levy-Garboua                BNP Paribas (Luxembourg) S.A.        President
  Director                         BNP Paribas (Suisse) S.A.            Administrateur
                                   BNP Paribas (UK)                     President
                                   BNP Paribas Asset                    Member of the Executive
                                     Management Group                     Committee and Head of Asset
                                                                          Management Services
                                   BNP Paribas Immobilier               Representant Cimoxi,
                                                                          Administrateur
                                   BNP Paribas Private Bank, Paris      President
                                   BNP Paribas Securities Services      Vice President du Conseil de
                                                                          Surveillance
                                   CARDIF                               Representant permanent BNP
                                                                          Paribas
                                   Charter Atlantic Corporation         Director
                                   COFICEM                              Membre du Conseil
                                                                          d'Administration
                                   KLEPIERRE                            President du Conseil de
                                                                          Surveillance
                                   Meunier Promotion                    President du Conseil de
                                                                          Surveillance
                                   NATIO VIE                            Vice President du Conseil de
                                                                          Surveillance
                                   OGDI                                 President du Conseil
                                                                          d'Administration
                                   Presses Universitaries de France     Membre du Conseil de
                                                                          Surveillance

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEGECE                               Representant permanent BNP
                                                                          Paribas
                                   U.E.B (Switzerland) Geneve           President

Gilles de Vaugrigneuse             Charter Atlantic Corporation         Director
  Director                         BNP Paribas Asset                    Chairman and Chief Executive
                                     Management Group                     Officer
                                   BNP ACTION PEA EURO                  Administrateur
                                   NATO VIE                             Administrateur
                                   BNP Paribas Luxembourg               Administrateur
                                   PARVEST                              Administrateur

Stephen C. Francis                 Charter Atlantic Corporation         Vice Chairman of the Board of
  Vice Chairman of the                                                    Directors
  Board of Directors               Fischer Francis Trees & Watts        Managing Director
                                   VaxGen Inc.                          Director

Simon Hard                         Charter Atlantic Corporation         Director
  Director                         Fischer Francis Trees & Watts KK     Director

Robin S. Meister                   Charter Atlantic Corporation         Chief Legal and Risk Officer,
  Chief Legal and Risk                                                    Secretary of the Board of
  Officer, Secretary of the                                               Directors
  Board of Directors               Fischer Francis Trees & Watts        Chief Risk Officer
                                   Fischer Francis Trees & Watts KK     Chief Risk Officer
                                   Fischer Francis Trees & Watts        Chief Risk Officer and Director
                                     (Singapore) Pte Ltd
                                   FFTW Diversified Alpha               Assistant Secretary
                                     Fund Ltd.
                                   FFTW Funds Inc.                      Chief Legal Officer and Secretary

John H. Watts                      Charter Atlantic Corporation         Chairman of the Board of
  Chairman of the Board of                                                Directors
  Directors                        BNP Paribas Asset Management         Director
                                   Brooklyn Bridge Development          Director
                                     Corporation
                                   The League of Conservation           Director
                                     Voters
                                   Robert College of Istanbul           Director

Cathleen McQuillen                 Charter Atlantic Corporation         Chief Financial Officer
  Chief Financial Officer          Fischer Francis Trees & Watts        Chief Financial Officer
                                   Fischer Francis Trees & Watts KK     Statutory Auditor

Stewart Russell                    Charter Atlantic Corporation         Co-Chief Investment Officer
  Co-Chief Investment              Fischer Francis Trees & Watts        Co-Chief Investment Officer
  Officer

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Richard Williams                   Charter Atlantic Corporation         Co-Chief Investment Officer
  Co-Chief Investment              Fischer Francis Trees & Watts        Co-Chief Investment Officer
  Officer



SUB-ADVISER: FISCHER FRANCIS TREES & WATTS



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Liaquat Ahamed                     Charter Atlantic Corporation         Chief Executive Officer and
  Chief Executive Officer                                                 Director
                                   Fischer Francis Trees & Watts Inc.   Chief Executive Officer, Director

Stephen Casper                     Charter Atlantic Corporation         Chief Operating Officer, Director
  Chief Operating Officer
                                   FFTW Funds Inc.                      President, Chief Executive Officer
                                                                          and Director
                                   FFTW Diversified Alpha Fund Ltd      Director
                                   FFTW Funds Selection                 Director
                                   FFTW Funds Selection II              Director
                                   FFTW Global Debt Fund plc            Director
                                   FFTW Mortgage Total Return           Director
                                     Fund plc
                                   Fischer Francis Trees & Watts Inc.   Chief Operating Officer, Director
                                   Fischer Francis Trees & Watts        Director
                                     (Singapore) Pte Ltd
                                   The Depository Trust & Clearing      Director
                                     Corporation
                                   The Depository Trust Company         Director
                                   The Emerging Markets Clearing        Director
                                     Corporation
                                   The Fixed Income Clearing            Director
                                     Corporation
                                   The National Securities Clearing     Director
                                     Corporation

Stephen C. Francis                 Charter Atlantic Corporation         Vice Chairman of the Board
  Managing Director                                                       of Directors
                                   Fischer Francis Trees & Watts Inc.   Vice Chairman of the Board of
                                                                          Directors
                                   VaxGen Inc.                          Director

Robin S. Meister                   Charter Atlantic Corporation         Chief Legal and Risk Officer,
  Chief Risk Officer                                                      Secretary of the Board of
                                                                          Directors
                                   Fischer Francis Trees & Watts Inc.   Chief Risk Officer, Secretary of
                                                                          the Board of Directors
                                   Fischer Francis Trees & Watts KK     Chief Risk Officer

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Fischer Francis Trees & Watts        Chief Risk Officer and Director
                                     (Singapore) Pte Ltd
                                   FFTW Diversified Alpha Fund Ltd.     Assistant Secretary
                                   FFTW Funds Inc.                      Chief Legal Officer, Secretary

Cathleen McQuillen                 Charter Atlantic Corporation         Chief Financial Officer
  Chief Financial Officer          Fischer Francis Trees & Watts Inc.   Chief Financial Officer
                                   Fischer Francis Trees & Watts KK     Statutory Auditor

Stewart Russell                    Charter Atlantic Corporation         Co-Chief Investment Officer
  Co-Chief Investment Officer      Fischer Francis Trees & Watts Inc.   Co-Chief Investment Officer

Richard Williams                   Charter Atlantic Corporation         Co-Chief Investment Officer
  Co-Chief Investment Officer      Fischer Francis Trees & Watts Inc.   Co-Chief Investment Officer



SUB-ADVISER -- FISCHER FRANCIS TREES & WATTS (SINGAPORE) PTE LTD



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Stephen P. Casper                  Charter Atlantic Corporation         Chief Operating Officer, Director
  Director                         FFTW Diversified Alpha Fund Ltd      Director
                                   FFTW Funds Inc.                      President, Chief Executive
                                                                          Officer, Director
                                   FFTW Funds Selection                 Director
                                   FFTW Funds Selection II              Director
                                   FFTW Global Debt Fund plc            Director
                                   FFTW Mortgage Total Return           Director
                                     Fund plc
                                   Fischer Francis Trees & Watts        Chief Operating Officer
                                   Fischer Francis Trees & Watts Inc.   Chief Operating Officer, Director
                                   The Depository Trust & Clearing      Director
                                     Corporation
                                   The Depository Trust Company         Director
                                   The Emerging Markets Clearing        Director
                                     Corporation
                                   The Fixed Income Clearing            Director
                                     Corporation
                                   The National Securities Clearing     Director
                                     Corporation

Roy Wei-Chien Diao                                 --                                   --
   Director

Robin S. Meister                   Charter Atlantic Corporation         Chief Legal and Risk Officer,
  Chief Risk Officer, Director                                            Secretary of the Board of
                                                                          Directors
                                   Fischer Francis Trees & Watts        Chief Risk Officer

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Fischer Francis Trees & Watts Inc.   Chief Legal and Risk Officer,
                                                                          Secretary of the Board of
                                                                          Directors
                                   Fischer Francis Trees & Watts KK     Chief Risk Officer
                                   FFTW Diversified Alpha Fund Ltd.     Assistant Secretary
                                   FFTW Funds Inc.                      Chief Legal Officer, Secretary

O. John Olcay                      Charter Atlantic Corporation         Director
  Chairman of the Board of         FFTW Funds Inc.                      Chairman of the Board of
  Directors                                                               Directors
                                   FFTW Funds Selection                 Chairman of the Board of
                                                                          Directors
                                   FFTW Funds Selection II              Chairman of the Board of
                                                                          Directors
                                   FFTW Global Debt Fund plc            Chairman of the Board of
                                                                          Directors
                                   FFTW Mortgage Total Return           Chairman of the Board of
                                     Fund plc                             Directors
                                   Fischer Francis Trees & Watts Inc.   Director
                                   Fischer Francis Trees & Watts KK     Chairman of the Board of
                                                                          Directors



SUB-ADVISER -- FISCHER FRANCIS TREES & WATTS KABUSHIKI KAISHA



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Simon Hard                         Charter Atlantic Corporation         Director
  Director                         Fischer Francis Trees & Watts Inc.   Director

Hidekazu Higuchi                                   --                                   --
  Director

Ken Katayama                                       --                                   --
  President, Director

Cathleen McQuillen                 Charter Atlantic Corporation         Chief Financial Officer
  Statutory Auditor                Fischer Francis Trees & Watts        Chief Financial Officer
                                   Fischer Francis Trees & Watts Inc.   Chief Financial Officer

Robin S. Meister                   Charter Atlantic Corporation         Chief Legal and Risk Officer,
  Chief Risk Officer                                                      Secretary of the Board of
                                                                          Directors
                                   Fischer Francis Trees & Watts        Chief Risk Officer
                                   Fischer Francis Trees & Watts Inc.   Chief Legal and Risk Officer,
                                                                          Secretary of the Board of
                                                                          Directors
                                   Fischer Francis Trees & Watts        Chief Risk Officer, Director
                                     (Singapore) Pte Ltd

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   FFTW Diversified Alpha Fund Ltd.     Assistant Secretary
                                   FFTW Funds Inc.                      Chief Legal Officer, Secretary

O. John Olcay                      Charter Atlantic Corporation         Director
  Chairman of the Board of         FFTW Funds Inc.                      Chairman of the Board of
  Directors                                                               Directors
                                   FFTW Funds Selection                 Chairman of the Board of
                                                                          Directors
                                   FFTW Funds Selection II              Chairman of the Board of
                                                                          Directors
                                   FFTW Global Debt Fund plc            Chairman of the Board of
                                                                          Directors
                                   FFTW Mortgage Total Return           Chairman of the Board of
                                     Fund plc                             Directors
                                   Fischer Francis Trees & Watts Inc.   Director
                                   Fischer Francis Trees & Watts        Chairman of the Board of
                                     (Singapore) Pte Ltd.                 Directors



FISHER INVESTMENTS, INC.

     Fisher Investments, Inc. ("Fisher") is a sub-adviser for the Registrant's International Equity Fund. The principal business address of Fisher is 13100 Skyline Boulevard, Woodside, California 94062. Fisher is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Kenneth L. Fisher,                 Purisima Securities, LLC             Majority Shareholder
  Chief Executive Officer,         Purisima Funds, LLC                  President, Trustee
  Chief Investment Officer,        Fisher Investments Europe            Director, Shareholder
  Investment Policy                  Limited
  Committee member

Jeffery L. Silk                                    --                                   --
  President,
  Chief Operating Officer,
  Investment Policy
  Committee member

Andrew S. Teufel                   Purisima Securities, LLC             President, Treasurer
  Assistant President,
  Director of Research,
  Investment Policy
  Committee member

Deglin F. Kenealy                  Purisima Securities, LLC                Registered Principal
  Formerly Executive Vice
  President Private Client Group
  (through 12-31-03), currently
  Executive Vice President
  Corporate Acquisitions

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Sherrilyn A. Fisher                Purisima Funds, LLC                  Secretary
  Chief Financial Officer          Fisher Investments Europe            Director, Shareholder
  Corporate Secretary                Limited

Steven R. Triplett                 Purisima Securities, LLC             Registered Principal
  Assistant President



MCKINLEY CAPITAL MANAGEMENT, INC.

     McKinley Capital Management, Inc. ("McKinley Capital") is a sub-adviser for the Registrant's International Equity Fund. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, AK 99503. McKinley Capital is a registered investment adviser under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Robert B. Gillam                   FAS Alaska, Inc.                     Officer, Director
  President, CIO                   McKinley Offshore                    Director
                                     Management, Ltd.
                                   McKinley Partners LLC                Manager

Diane M. Wilke                     McKinley Offshore                    Director
  Executive Vice President,          Management, Ltd.
  COO                              FAS Alaska, Inc.                     Officer, Director

B. Thomas Willison                                 --                                   --
  Director

Tamara L. Leitis                                   --                                   --
  Assistant Vice President,
  HR Manager

Gregory O'Keefe                                    --                                   --
  Controller


MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED

     Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a sub-adviser for the Registrant's International Equity Fund. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley Investment Management Limited ("MSIM Limited"). The principal business address of MSIM Inc. is 1221 Avenue of the Americas, New York, NY 10020. The principal business address of MSIM Limited is 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom. MSIM Inc. and MSIM Limited are investment advisers registered under the Advisers Act.

SUB-ADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Mitchell M. Merin                  Morgan Stanley Investment            President, Chief Executive
  President and                      Advisors Inc.                        Officer and Director
  Chief Operating Officer          Morgan Stanley Distributors Inc.     Chairman and Director
                                   Morgan Stanley Trust                 Chairman and Director
                                   Morgan Stanley Services              President, Chief Executive
                                     Company Inc.                         Officer and Director
                                   Morgan Stanley Institutional Funds   President
                                   Morgan Stanley Retail Funds          President
                                   Various Morgan Stanley               Director
                                     Subsidiaries

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   Van Kampen Closed-End Funds          Trustee and President
                                   Van Kampen Open-End Funds            Trustee and President

Joseph J. McAlinden                Morgan Stanley Investment            Managing Director and
  Chief Investment Officer           Advisors Inc.                       Chief Investment Officer
  and Managing Director            Morgan Stanley Institutional Funds   Vice President
                                   Morgan Stanley Retail Funds          Vice President
                                   Morgan Stanley Trust                 Director
                                   Van Kampen Funds                     Chief Investment Officer

Rajesh Kumar Gupta                 Morgan Stanley Investment            Managing Director and
  Chief Administrative               Advisors Inc.                        Chief Administrative
  Officer -- Investments and                                              Officer -- Investments
  Managing Director

Ronald E. Robison                  Morgan Stanley Investment            Managing Director, Chief
  Managing Director                  Advisors Inc.                        Administrative Officer and
  and Chief Operations Officer                                            Director
                                   Morgan Stanley Services              Managing Director, Chief
                                     Company Inc.                         Administrative Officer and
                                                                          Director
                                   Morgan Stanley Trust                 Chief Executive Officer and
                                                                          Director
                                   Morgan Stanley & Co.
                                     Incorporated                       Managing Director
                                   Morgan Stanley                       Managing Director
                                   Morgan Stanley Distributors Inc.     Managing Director and Director
                                   Morgan Stanley Retail Funds          Executive Vice President and
                                                                          Principal Executive Officer
                                   Morgan Stanley Institutional Funds   Executive Vice President
                                                                          Principal Executive Officer, and
                                                                          previously President and Director

Barry Fink                         Morgan Stanley Investment            Managing Director, Secretary,
  General Counsel and                Advisors Inc.                        Director and previously
  Managing Director                                                       General Counsel
                                   Morgan Stanley Services              Managing Director, Secretary,
                                     Company Inc.                         Director and previously
                                                                          General Counsel
                                   Morgan Stanley Retail Funds          Vice President, General Counsel
                                                                          and previously Secretary
                                   Morgan Stanley DW Inc.               Assistant Secretary
                                   Morgan Stanley Distributors Inc.     Managing Director, Secretary
                                                                          and Director

Jeffrey Hiller                                     --                                   --
  Managing Director and
  Global Director of
  Compliance

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Alexander C. Frank                 Morgan Stanley                       Global Treasurer
  Treasurer and Managing
  Director



SUB-ADVISER: MORGAN STANLEY INVESTMENT LIMITED

     NAME AND POSITION
    WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Robert Andrew Sargent                             --                                   --
  Director

Jeremy Goulding Lodwick                           --                                   --
  Director

Peter Dominic Caldecott                           --                                   --
  Director

James David Germany                               --                                   --
 Director

Stephano Russo                                    --                                   --
 Director

Michael John Reinbold                             --                                   --
  Director

Richard Scott Rosenthal                           --                                   --
  Secretary



SALOMON BROTHERS ASSET MANAGEMENT INC

     Salomon Brothers Asset Management Inc ("SBAM") is a sub-adviser for the Registrant's Emerging Markets Debt Fund. The principal address of SBAM is 399 Park Avenue, 4th Floor, New York, New York 10022. SBAM is an investment adviser registered under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
John B. Cunningham                                 --                                   --
  Senior Portfolio Manager,
  Managing Director

Virgil H. Cumming                  Citigroup Global Markets Inc.        Chief Investment Officer
  Managing Director

Michael A. Kagan                   Salomon Brothers Inc.                Vice President
  Senior Portfolio Manager,
  Managing Director

Kevin Kennedy                                      --                                   --
  Senior Portfolio Manager,
  Managing Director

Ross S. Margolies                                  --                                   --
  Senior Portfolio Manager,
  Managing Director

Evan Merberg                       Citigroup Global Markets Inc.        Managing Director
  Chief Admin. Officer,            Citigroup Asset Management           Chief Administrative Officer
  Managing Director

Michael Fred Rosenbaum             Citigroup Asset Management           General Counsel
  Chief Legal Officer,
  Managing Director                Citigroup Global Markets Inc.        Managing Director

Jeffrey S. Scott                                   --                                   --
  Chief Compliance Officer,
  Director

David A. Torchia                                   --                                   --
  Senior Portfolio Manager,
  Managing Director

Peter J. Wilby
  Chief Investment Officer-                        --                                   --
  North American Fixed Income,
  Managing Director

        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------


SEI INVESTMENTS MANAGEMENT CORPORATION


     SEI Investments Management Corporation ("SIMC") is the investment adviser for each of the Funds. The principal address of SIMC is 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is an investment adviser registered under the Advisers Act.



        NAME AND POSITION
     WITH INVESTMENT ADVISER              NAME OF OTHER COMPANY             POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Alfred P. West, Jr.                SEI Investments Company              Director, Chairman & CEO
  Chairman, CEO, Director          SEI Funds, Inc.                      CEO, Chairman of the Board of
                                                                          Directors
                                   SEI Investments Global               Chairman of the Board, CEO
                                     (Cayman), Limited
                                   SEI Global Capital Investments,      Director, CEO, Chairman of the
                                     Inc.                                 Board
                                   LSV Asset Management                 Management Committee
                                   SEI Global Holdings (Cayman)         Chairman of the Board, CEO
                                     Inc.
                                   SEI Investments De Mexico            Director
                                   SEI Asset Korea                      Director
                                   SEI Venture Capital, Inc.            Director, Chairman of the Board,
                                                                          CEO
                                   SEI Investments Management           Director, Chairman, CEO
                                     Corporation II
                                   SEI Inc. (Canada)                    Director

Edward D. Loughlin                 SEI Investments Company              Executive Vice President,
  Director, Executive                                                     President--Asset Management
  Vice President,                                                         Division
  Chief Investment Officer         SEI Investments Distribution Co.     Director, Executive Vice President
                                   SEI Trust Company                    Director
                                   SEI Funds, Inc.                      Executive Vice President
                                   SEI Advanced Capital                 Director, President
                                     Management, Inc.
                                   SEI Capital Limited (Canada)         Director
                                   SEI Investments Global               Executive Vice President
                                     Funds Services
                                   SEI Investments (France)             Board of Directors
                                   SEI Investments Management           Director, Executive Vice President
                                     Corporation II
                                   SEI Investments Fund Management      Chief Executive Officer
                                   SEI Investments Canada Company       Director
                                   SEI Investments Management           Manager
                                     Corporation Delaware, L.L.C.

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Carl A. Guarino                    SEI Investments Company              Executive Vice President
  Director, Executive              SEI Investments Distribution         Director, Executive Vice President
  Vice President                     Company
                                   SEI Global Investments Corp.         Senior Vice President
                                   SEI Global Holdings (Cayman)         Director
                                     Inc.
                                   SEI Investments De Mexico            Director
                                   SEI Investments (Europe) Ltd.        Director
                                   SEI Investments                      Director
                                     (South Africa) Limited
                                   SEI Investments (France)             Board of Directors
                                   SEI Venture Capital, Inc.            Executive Vice President
                                   SEI Investments--Unit Trust          Director
                                     Management (UK) Limited
                                   LSV Asset Management                 Management Committee
                                   SEI Investments Management           Director, Executive Vice President
                                     Corporation II
                                   SEI Investments Global, Limited      Director
                                   SEI Insurance Group, Inc.            Director

Jack May                           SEI Investments Distribution Co.     Vice President
  Vice President                   SEI Investments Management           Senior Vice President
                                     Corporation II

James V. Morris                                    --                                  --
  Vice President

Steve Onofrio                                      --                                  --
  Vice President

Kevin P. Robins                    SEI Investments Company              Senior Vice President
  Senior Vice President            SEI Investments Distribution Co.     Senior Vice President
                                   SEI Investments Global               Director
                                     (Cayman), Limited
                                   SEI Trust Company                    Director
                                   SEI Insurance Group, Inc.            Director, President
                                   SEI Global Holdings                  Director
                                     (Cayman) Inc.
                                   SEI Venture Capital, Inc.            Vice President
                                   SEI Private Trust Company            Director, Senior Vice President
                                   SEI Family Office Services, LLC      Director, Vice President
                                   SEI Giving Fund                      Director, President
                                   SEI Investments Management           Director, Executive Vice
                                     Corporation II                       President -- Control Person
                                   LSV Asset Management                 Management Committee

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
Timothy D. Barto                   SEI Investments Company              Vice President, Assistant
  General Counsel,                                                        Secretary
  Vice President                   SEI Investments Distribution Co.     Assistant Secretary
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Ventures, Inc.                   General Counsel, Vice President
                                   SEI Investments Developments,        General Counsel, Vice President
                                     Inc.
                                   SEI Insurance Group, Inc.            Assistant Secretary
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Global Capital Investments,      Vice President, Assistant
                                     Inc.                                 Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Fund Management      General Counsel, Vice President
                                   SEI Venture Capital, Inc.            Vice President, Assistant Secretary
                                   SEI Investments Global Funds         General Counsel, Vice President
                                     Services
                                   SEI Family Office Services, LLC      Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Management           General Counsel, Vice President
                                     Corporation II

Robert Crudup                      SEI Investments Distribution Co.     Senior Vice President
  Director, Executive              SEI Investments Global Funds         Vice President
  Vice President                     Services
                                   SEI Investments Fund                 Vice President
                                     Management
                                   SEI Investments Company              Executive Vice President

Richard A. Deak                    SEI Investments Company              Vice President, Assistant
  Vice President, Assistant                                               Secretary
  Secretary                        SEI Investments Distribution         Assistant Secretary
                                     Co.
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Ventures, Inc.                   Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Developments,        Vice President, Assistant
                                     Inc.                                 Secretary

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Global Capital Investments,      Vice President, Assistant
                                     Inc.                                 Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Global Funds         Vice President, Assistant
                                     Services                             Secretary
                                   SEI Investments Management           Vice President, Assistant
                                     Corporation II                       Secretary
                                   SEI Investments Fund                 Vice President, Assistant
                                     Management                           Secretary
                                   SEI Venture Capital, Inc.            Vice President, Assistant
                                                                          Secretary
                                   SEI Family Office Services, LLC      Vice President, Assistant
                                                                          Secretary

Lydia A. Gavalis                   SEI Investments Company              Vice President, Assistant
  Assistant Secretary                                                     Secretary
                                   SEI Investments Distribution         Assistant Secretary
                                     Co.
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Management           Vice President
                                     Corporation Delaware, L.L.C.
                                   SEI Ventures, Inc.                   Assistant Secretary
                                   SEI Investments Developments,        Assistant Secretary
                                     Inc.
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Global Capital Investments,      Vice President, Assistant
                                     Inc.                                 Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Family Office Services, LLC      Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Global Funds         Assistant Secretary
                                     Services

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEI Investments Fund                 Assistant Secretary
                                     Management
                                   SEI Investments Management           Assistant Secretary
                                     Corporation II
                                   SEI Venture Capital, Inc.            Vice President, Assistant
                                                                          Secretary

Greg Gettinger                     SEI Investments Company              Vice President
  Vice President                   SEI Investments Distribution         Vice President
                                     Co.
                                   SEI Trust Company                    Vice President
                                   SEI Investments, Inc.                Vice President
                                   SEI Ventures, Inc.                   Vice President
                                   SEI Investments Developments,        Vice President
                                     Inc.
                                   SEI Realty Capital Corporation       Vice President, Secretary
                                   SEI Funds, Inc.                      Vice President
                                   SEI Global Investments Corp.         Vice President
                                   SEI Advanced Capital                 Vice President
                                     Management, Inc.
                                   SEI Global Capital Investments,      Vice President
                                     Inc.
                                   SEI Primus Holding Corp.             Vice President
                                   SEI Investments Global               Vice President
                                     Funds Services
                                   SEI Investments Fund                 Vice President
                                     Management
                                   SEI Venture Capital, Inc.            Vice President
                                   SEI Investments Management           Vice President
                                     Corporation II
                                   SEI Investments Management           Vice President
                                     Corporation Delaware, L.L.C.

Kathy Heilig                       SEI Inc. (Canada)                    Vice President, Treasurer
  Vice President, Treasurer        SEI Investments Company              Vice President, Treasurer, Chief
                                                                          Accounting Officer, Controller
                                   SEI Ventures, Inc.                   Vice President, Treasurer
                                   SEI Insurance Group, Inc.            Vice President, Treasurer
                                   SEI Realty Capital Corporation       Vice President, Treasurer
                                   SEI Global Investments Corp.         Director, Vice President,
                                                                          Treasurer
                                   SEI Advanced Capital                 Director, Vice President,
                                     Management, Inc.                     Treasurer
                                   SEI Investments Global (Cayman),     Vice President, Treasurer
                                     Limited

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEI Primus Holding Corp.             Director, Vice President,
                                                                          Treasurer
                                   SEI Global Capital Investments,      Director, Vice President,
                                     Inc.                                 Treasurer
                                   SEI Investments Global Funds         Vice President, Treasurer
                                     Services
                                   SEI Investments Fund                 Vice President, Treasurer
                                     Management
                                   SEI Global Holdings (Cayman)         Vice President, Treasurer,
                                     Inc.                                 Assistant Secretary
                                   SEI Venture Capital, Inc.            Director, Vice President,
                                                                          Treasurer
                                   SEI Funds, Inc.                      Director, Vice President,
                                                                          Treasurer
                                   SEI Family Office Services, LLC      Vice President, Treasurer
                                   SEI Investments Management           Vice President, Treasurer
                                     Corporation II
                                   SEI Investments Management           Manager, Vice President,
                                     Corporation Delaware, L.L.C.         Treasurer
                                   SEI Investments, Inc.                Director, Vice President,
                                                                          Treasurer
                                   SEI Investments Developments,        Director, Vice President,
                                     Inc.                                 Treasurer

Carolyn McLaurin                                   --                                  --
  Vice President

Kathryn L. Stanton                                 --                                  --
  Vice President

Raymond B. Webster                 SEI Investment Management            Vice President
  Vice President                     Corporation II

Lori L. White                      SEI Investments Company              Vice President, Assistant
  Assistant Secretary                                                     Secretary
                                   SEI Investments                      Assistant Secretary
                                     Distribution Co.
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Venture Capital, Inc.            Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Management           Assistant Secretary
                                     Corporation II
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Global Capital                   Vice President, Assistant
                                     Investments, Inc.                    Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Global Funds         Assistant Secretary
                                     Services
                                   SEI Investments Fund                 Assistant Secretary
                                     Management

Scott W. Dellorfano                SEI Investments Distribution Co.     Vice President
  Vice President                   SEI Investments Management           Vice President
                                     Corporation II

William E. Zitelli, Jr.            SEI Investments Company              Vice President, Assistant
  Assistant Secretary                                                     Secretary
                                   SEI Investments Distribution Co.     Assistant Secretary
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Insurance Group, Inc.            Assistant Secretary
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Global Capital Investments,      Vice President, Assistant
                                     Inc.                                 Secretary
                                   SEI Investments Global Funds         Assistant Secretary
                                     Services
                                   SEI Investments Fund                 Assistant Secretary
                                     Management

John C. Munch                      SEI Investments Company              Vice President, Assistant
  Assistant Secretary                                                     Secretary
                                   SEI Investments Distribution Co.     General Counsel, Vice President
                                   SEI Investments, Inc.                Vice President, Assistant
                                                                          Secretary
                                   SEI Ventures, Inc.                   Assistant Secretary
                                   SEI Investments Developments,        Assistant Secretary
                                     Inc.
                                   SEI Insurance Group, Inc.            General Counsel, Vice President

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
                                   SEI Funds, Inc.                      Vice President, Assistant
                                                                          Secretary
                                   SEI Global Investments Corp.         Vice President, Assistant
                                                                          Secretary
                                   SEI Advanced Capital                 Vice President, Assistant
                                     Management, Inc.                     Secretary
                                   SEI Global Capital Investments,      Vice President, Assistant
                                     Inc.                                 Secretary
                                   SEI Primus Holding Corp.             Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Global Funds         Assistant Secretary
                                     Services
                                   SEI Investments Fund                 Assistant Secretary
                                     Management
                                   SEI Venture Capital, Inc.            Vice President, Assistant
                                                                          Secretary
                                   SEI Investments Management           Assistant Secretary
                                     Corporation II
                                   SEI Inc. (Canada)                    General Counsel, Secretary

David Campbell                                     --                                  --
  Vice President

Lori Heinel                                        --                                  --
  Vice President

Rosanne Miller                     SEI Investments Company              Vice President, Assistant
  Assistant Secretary                                                     Secretary

Sofia Rosala                                       --                                  --
  Compliance Officer,
  Assistant Secretary

Jim Combs                                          --                                  --
  Vice President

Michael Cagina                                     --                                  --
  Vice President

Paul Klauder                                       --                                  --
  Vice President

Alison Saunders                                    --                                  --
  Vice President

Brandon Sharrett                                   --                                  --
  Vice President

ITEM 27. PRINCIPAL UNDERWRITERS:

     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


         SEI Daily Income Trust                        July 15, 1982
         SEI Liquid Asset Trust                        November 29, 1982
         SEI Tax Exempt Trust                          December 3, 1982
         SEI Index Funds                               July 10, 1985
         SEI Institutional Managed Trust               January 22, 1987
         The Advisors' Inner Circle Fund               November 14, 1991
         STI Classic Funds                             May 29, 1992
         The Arbor Fund                                January 28, 1993
         Bishop Street Funds                           January 27, 1995
         STI Classic Variable Trust                    August 18, 1995
         SEI Asset Allocation Trust                    April 1, 1996
         SEI Institutional Investments Trust           June 14, 1996
         HighMark Funds                                February 15, 1997
         Armada Funds                                  March 8, 1997
         Expedition Funds                              June 9, 1997
         Oak Associates Funds                          February 27, 1998
         The Nevis Fund, Inc.                          June 29, 1998
         CNI Charter Funds                             April 1, 1999
         The Armada Advantage Fund                     May 1, 1999
         Amerindo Funds Inc.                           July 13, 1999
         iShares Inc.                                  January 28, 2000
         iShares Trust                                 April 25, 2000
         Pitcairn Funds                                August 1, 2000
         JohnsonFamily Funds, Inc.                     November 1, 2000
         The MDL Funds                                 January 24, 2001
         Causeway Capital Management Trust             September 20, 2001


     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                                          POSITION AND OFFICE                  POSITIONS AND OFFICES
            NAME                            WITH UNDERWRITER                      WITH REGISTRANT
--------------------------------   -----------------------------------   ----------------------------------
William M. Doran                   Director                              Trustee
Kevin Barr                         President & Chief Operating Officer                 --
Maxine Chou                        Chief Financial Officer & Treasurer                 --

        NAME AND POSITION
     WITH INVESTMENT ADVISER             NAME OF OTHER COMPANY              POSITION WITH OTHER COMPANY
--------------------------------   ----------------------------------   -----------------------------------
John Munch                         General Counsel & Vice President             Vice President &
                                                                                  Assistant Secretary

Carl A. Guarino                    Director, Executive Vice President                    --

Edward D. Loughlin                 Director, Executive Vice President           President, Chief
                                                                                  Executive Officer

Wayne M. Withrow                   Director, Executive Vice President

Robert Crudup                      Senior Vice President                                 --

Kevin P. Robins                    Senior Vice President                                 --

Kenneth Zimmer                     Senior Vice President                                 --

Timothy D. Barto                   Assistant Secretary                          Vice President &
                                                                                  Secretary

Richard A. Deak                    Assistant Secretary                                   --

Scott W. Dellorfano                Vice President                                        --

Michael Farrell                    Vice President                                        --

Lydia A. Gavalis                   Assistant Secretary                          Vice President &
                                                                                  Secretary

Greg Gettinger                     Vice President                                        --

Mark Held                          Vice President                                        --

Karen LaTourette                   Compliance Officer & Assistant                        --
                                     Secretary

Jack May                           Vice President                                        --

Joanne Nelson                      Vice President                                        --

Maria Rinehart                     Vice President                                        --

Lori L. White                      Assistant Secretary                                   --

William E. Zitelli, Jr.            Assistant Secretary                                   --



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:


     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:


         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
     (6); (8); (12);and 31a-1(d), the required books and records are maintained at the offices of the Funds' Custodian:


             State Street Bank and Trust Company
             225 Franklin Street
             Boston, MA  02110

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and
     (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:

             SEI Investments Fund Management
             Oaks, PA  19456

         (d) With respect to Rules 31a-(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the offices of Registrant's Advisers:

             SEI Investments Management Corporation
             Oaks, PA  19456

             Alliance Capital Management L.P.
             1345 Avenue of the Americas
             New York, NY 10105


             Ashmore Investment Management Limited
             20 Bedfordbury
             London, WC2N 4BL
             United Kingdom


             The Boston Company Asset Management
             One Boston Place
             Boston, MA 02108

             Capital Guardian Trust Company
             333 South Hope Street, 55th Floor
             Los Angeles, CA 90071


             Citigroup Asset Management Limited
             Citigroup Centre
             Canada Square
             Canary Wharf, London E14 5LB
             England

             Emerging Markets Management, L.L.C.
             1001 Nineteenth Street North
             17th Floor
             Arlington, Virginia 22209-1722


             Fischer Francis Trees & Watts, Inc.
             200 Park Avenue, 46th Floor
             New York, NY 10166


             Fisher Investments, Inc.
             13100 Skyline Boulevard
             Woodside, California 94062

             McKinley Capital Management, Inc
             3301 C Street
             Suite 500
             Anchorage, Alaska 99503


             Morgan Stanley Investment Management Inc.
             1221 Avenue of the Americas

             New York, New York 10020

             Morgan Stanley Investment Management Limited
             25 Cabot Square
             Canary Wharf, London E14 4QA
             United Kingdom

             Salomon Brothers Asset Management Inc

             388 Greenwich Street, 8th Floor
             New York, New York  10013

ITEM 29. MANAGEMENT SERVICES:

     None.

ITEM 30. UNDERTAKINGS:

     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 37 to Registration Statement No. 33-22821 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of January, 2004.


                                        SEI INSTITUTIONAL INTERNATIONAL TRUST

                                        BY:    /s/ EDWARD D. LOUGHLIN
                                           -------------------------------------
                                                   Edward D. Loughlin
                                            PRESIDENT & CHIEF EXECUTIVE OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.


                     *
----------------------------------------   Trustee                          January 28, 2004
          Rosemarie B. Greco

                     *
----------------------------------------   Trustee                          January 28, 2004
            William M. Doran

                     *
----------------------------------------   Trustee                          January 28, 2004
          F. Wendell Gooch

                     *
----------------------------------------   Trustee                          January 28, 2004
        George J. Sullivan, Jr.

                     *
----------------------------------------   Trustee                          January 28, 2004
            James M. Storey

                     *
----------------------------------------   Trustee                          January 28, 2004
            Robert A. Nesher

                     *
----------------------------------------   Trustee                          January 28, 2004
              Nina Lesavoy

         /s/ EDWARD D. LOUGHLIN
----------------------------------------   President & Chief                January 28, 2004
             Edward D. Loughlin              Executive Officer

         /s/ PEDRO A. RODRIGUEZ
----------------------------------------   Controller & Chief Financial     January 28, 2004
             Pedro A. Rodriguez              Officer


*By:     /s/ EDWARD D. LOUGHLIN
    ------------------------------------
             Edward D. Loughlin
              ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT NUMBER                           DESCRIPTION
----------------   -------------------------------------------------------------
EX-99.Ba           Agreement and Declaration of Trust dated June 28, 1988 as
                    originally filed with Registrant's Registration Statement on
                    Form N-1A (File No. 33-22821) filed with the Securities and
                    Exchange Commission ("SEC") on June 30, 1988, is herein
                    incorporated by reference to Exhibit 1 of Post-Effective
                    Amendment No. 23, filed with the SEC on June 23, 1997.

EX-99.Ba2          Amendment to Agreement and Declaration of Trust dated
                    August 9, 1989, is filed herewith.

EX-99.Ba3          Amendment to Agreement and Declaration of Trust, dated
                    April 29, 1998, is filed herewith.

EX-99.Bb1          Amended By-Laws dated February 20, 2001 are herein
                    incorporated by reference to Exhibit (b)(3) of
                    Post-Effective Amendment No. 34 to Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-22821 and 811-5601),
                    filed with the SEC on January 28, 2002.

EX-99.Bc           Not Applicable

EX-99.Bd1          Investment Advisory Agreement between Registrant and SEI
                    Investments Management Corporation ("SIMC") dated December
                    16, 1994 (restated as of December 17, 2002) is herein
                    incorporated by reference to Exhibit (d)(1) of
                    Post-Effective Amendment No. 36 to Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-22821 and 811-5601),
                    filed with the SEC on January 28, 2003.

EX-99.Bd2          Schedule to Investment Advisory Agreement between Registrant and SIMC dated December 16, 2002 with respect to the
                    International Fixed Income Fund is herein incorporated by
                    reference to Exhibit (d)(2) of Post-Effective Amendment No.
                    36 to Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-22821 and 811-5601), filed with the SEC on January
                    28, 2003.

EX-99.Bd3          Investment Sub-Advisory Agreement between SIMC and Capital
                    Guardian Trust Company dated June 29, 1998 with respect to the International Equity Fund is herein incorporated by
                    reference to Exhibit (d)(24) of Post-Effective Amendment No.
                    26 to Registrant's Registration Statement on Form N-1A (File
                    No. 33-22821), filed with the SEC on November 25, 1998.

EX-99.Bd4          Investment Sub-Advisory Agreement between SIMC and Morgan
                    Stanley Investment Management Inc. dated October 1, 2001
                    with respect to the International Equity Fund is herein
                    incorporated by reference to Exhibit (d)(39) of
                    Post-Effective Amendment No. 34 to Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-22821 and 811-5601),
                    filed with the SEC on January 28, 2002.

EX-99.Bd5          Investment Sub-Advisory Agreement between SIMC and Alliance
                    Capital Management L.P. dated June 26, 2002 with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No.
                    35 to Registrant's Registration Statement on Form N-1A (File
                    No. 33-22821), filed with the SEC on November 27, 2002.

EX-99.Bd6          Investment Sub-Advisory Agreement between SIMC and The Boston
                    Company Asset Management dated September 18, 2000 with
                    respect to the Emerging Markets Equity Fund is herein
                    incorporated by reference to Exhibit (d)(36) of
                    Post-Effective Amendment No. 32 to Registrant's Registration
                    Statement on Form N-1A (File No. 33-22821), filed on January
                    26, 2001.

EXHIBIT NUMBER                           DESCRIPTION
----------------   -------------------------------------------------------------
EX-99.Bd7          Investment Sub-Advisory Agreement between SIMC, Fischer
                    Francis Trees & Watts, Inc., Fischer Francis Trees & Watts,
                    Fischer Francis Trees & Watts (Singapore) Pte Ltd and
                    Fischer Francis Trees & Watts Kabushiki Kaisha dated
                    December 17, 2002 with respect to the International Fixed
                    Income Fund is herein incorporated by reference to Exhibit
                    (d)(13) of Post-Effective Amendment No. 36 to Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-22821 and
                    811-5601), filed with the SEC on January 28, 2003.

EX-99.Bd8          Investment Sub-Advisory Agreement between SIMC and Salomon
                    Brothers Asset Management Inc dated March 31, 1997 with
                    respect to the Emerging Markets Debt Fund is herein
                    incorporated by reference to Exhibit (d)(31) of
                    Post-Effective Amendment No. 29 to Registrant's Registration
                    Statement on Form N-1A (File No. 33-22821), filed on January
                    27, 2000.

EX-99.Bd9          Investment Sub-Advisory Agreement between SIMC and Ashmore
                    Investment Management Limited dated March 17, 2003 with
                    respect to the Emerging Markets Debt Fund is filed herewith.

EX-99.Bd10         Investment Sub-Advisory Agreement between SIMC and Alliance
                    Capital Management L.P. dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

EX-99.Bd11         Investment Sub-Advisory Agreement between SIMC and Citigroup
                    Asset Management Ltd. dated September 30, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

EX-99.Bd12         Investment Sub-Advisory Agreement between SIMC and Emerging
                    Markets Management, L.L.C. dated March 11, 2003 with respect to the Emerging Markets Equity Fund is filed herewith.

EX-99.Bd13         Investment Sub-Advisory Agreement between SIMC and Fisher
                    Investments, Inc. dated July 1, 2003 with respect to the
                    International Equity Fund is filed herewith.

EX-99.Bd14         Investment Sub-Advisory Agreement between SIMC and McKinley
                    Capital Management, Inc. dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

EX-99.Bd15         Amendment to Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management L.P. dated July 1, 2003 with respect to the Emerging Markets Equity Fund is filed
                    herewith.

EX-99.Bd16         Amendment to Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited dated July 1, 2003 with respect to the Emerging Markets Debt Fund is filed
                    herewith.

EX-99.Bd17         Amendment to Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management, LLC dated July 1,
                    2003 with respect to the Emerging Markets Equity Fund is
                    filed herewith.

EX-99.Bd18         Amendment to Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company dated July 1, 2003 with respect to the International Equity Fund is filed herewith.

EX-99.Bd19         Amendment to Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. dated July 1, 2003 with respect to the Emerging Markets Equity Fund is filed
                    herewith.

EXHIBIT NUMBER                           DESCRIPTION
----------------   -------------------------------------------------------------
EX-99.Bd20         Amendment to Investment Sub-Advisory Agreement between SIMC and Fischer Francis Trees & Watts, Inc., Fischer Francis
                    Trees & Watts, Fischer Francis Trees & Watts (Singapore) Pte
                    Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha dated
                    July 1, 2003 with respect to the International Fixed Income
                    Fund is filed herewith.

EX-99.Bd21         Amendment to Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. dated July 1,
                    2003 with respect to the International Equity Fund is filed herewith.

EX-99.Bd22         Amendment to Investment Sub-Advisory Agreement between SIMC and Salomon Brothers Asset Management Inc dated July 28,
                    2003 with respect to the Emerging Markets Debt Fund is filed herewith.

EX-99.Be           Amended and Restated Distribution Agreement between
                    Registrant and SEI Investments Distribution Co. dated
                    September 16, 2002 is herein incorporated by reference to
                    Exhibit (e) of Post-Effective Amendment No. 35 to
                    Registrant's Registration Statement on Form N-1A (File No.
                    33-22821), filed with the SEC on November 27, 2002.

EX-99.Bf           Not Applicable

EX-99.Bg1          Custodian Agreement between Registrant and State Street Bank and Trust Company as originally filed as Exhibit (8) to
                    Post-Effective Amendment No. 1 to Registrant's Registration
                    Statement on Form N-1A (File No. 33-22821), filed with the
                    SEC on September 16, 1998, is herein incorporated by
                    reference to Exhibit 8(a) of Post-Effective Amendment No.
                    23, filed with the SEC on June 23, 1997

EX-99.Bh1          Amended and Restated Administration and Transfer Agency
                    Agreement between Registrant and SIMC dated September 16,
                    2002 is herein incorporated by reference to Exhibit (h)(1)
                    of Post-Effective Amendment No. 35 to Registrant's
                    Registration Statement on Form N-1A (File No. 33-22821),
                    filed with the SEC on November 27, 2002.

EX-99.Bh2          Shareholder Service Plan and Agreement with respect to the
                    Class A shares is herein incorporated by reference to
                    Exhibit 15(e) of Post-Effective Amendment No. 22 to
                    Registrant's Registration Statement on Form N-1A (File No.
                    33-22821), filed with the SEC on April 8, 1997.

EX-99.Bh3          Shareholder Service Plan and Agreement with respect to Class
                    I shares is herein incorporated by reference to Exhibit
                    (h)(5) of Post-Effective Amendment No. 30 to Registrant's
                    Registration Statement on Form N-1A (File No. 33-22821),
                    filed on June 30, 2000.

EX-99.Bh4          Administrative Services Plan and Agreement with respect to
                    Class I shares signed October 4, 2001 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment
                    No. 34 to Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-22821 and 811-5601), filed with the SEC on
                    January 28, 2002.

EX-99.Bi           Opinion and Consent of Counsel is filed herewith.

EX-99.Bj           Opinion and Consent of Independent Accountants is filed
                    herewith.

EX-99.Bk           Not Applicable

EX-99.Bl           Not Applicable

EXHIBIT NUMBER                           DESCRIPTION
----------------   -------------------------------------------------------------
EX-99.Bm           Not Applicable.

EX-99.Bn           Amended and Restated Rule 18f-3 Plan relating to Class A, I and Y shares dated June 26, 2002 is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File
                    No. 33-22821), filed with the SEC on November 27, 2002.

EX-99.Bo           Not Applicable.

EX-99.Bp1          The Code of Ethics for SEI Investments Company is herein
                    incorporated by reference to Exhibit (p)(1) of
                    Post-Effective Amendment No. 42 of SEI Institutional Managed
                    Trust's Registration Statement on Form N-1A (File Nos.
                    33-9504 and 811-4878), filed with the SEC on January 28,
                    2004.

EX-99.Bp2          The Code of Ethics for SEI Institutional International Trust
                    is herein incorporated by reference to Exhibit (p)(2) of
                    Post-Effective Amendment No. 30 to Registrant's Registration
                    Statement on Form N-1A (File No. 33-22821), filed on June
                    30, 2000.

EX-99.Bp3          The Code of Ethics for Capital Guardian Trust Company is
                    filed herewith.

EX-99.Bp4          The Code of Ethics for Morgan Stanley Investment Management
                    Inc. is herein incorporated by reference to Exhibit (p)(5)
                    of Post-Effective Amendment No. 35 to Registrant's
                    Registration Statement on Form N-1A (File No. 33-22821),
                    filed with the SEC on November 27, 2002.

EX-99.Bp5          The Code of Ethics for Salomon Brothers Asset Management Inc
                    is herein incorporated by reference to Exhibit (p)(11) of
                    Post-Effective Amendment No. 30 to Registrant's Registration
                    Statement on Form N-1A (File No. 33-22821), filed on June
                    30, 2000.

EX-99.Bp6          The Code of Ethics for The Boston Company Asset Management is
                    herein incorporated by reference to Exhibit (p)(8) of
                    Post-Effective Amendment No. 6 to SEI Institutional
                    Investment Trust's Registration Statement on Form N-1A (File
                    Nos. 33-58041 and 811-7257), filed with the SEC on September
                    28, 2000 (Accession # 0000912057-00-043038).

EX-99.Bp7          The Code of Ethics for Alliance Capital Management L.P. is
                    herein incorporated by reference to Exhibit (p)(3) of
                    Post-Effective Amendment No. 13 to SEI Institutional
                    Investments Trust's Registration Statement on Form N-1A
                    (File Nos. 33-58041 and 811-7257), filed with the SEC on
                    September 30, 2003.

EX-99.Bp8          The Code of Ethics for Fischer Francis Trees & Watts, Inc. is
                    herein incorporated by reference to Exhibit (p)(12) of
                    Post-Effective Amendment No. 13 to SEI Institutional
                    Investments Trust's Registration Statement on Form N-1A
                    (File Nos. 33-58041 and 811-7257), filed with the SEC on
                    September 30, 2003.

EX-99.Bp9          The Code of Ethics for Ashmore Investment Management Limited
                    is filed herewith.

EX-99.Bp10         The Code of Ethics for Citigroup Asset Management Limited is
                    herein incorporated by reference to Exhibit (p)(9) of Post
                    Effective Amendment No. 13 to SEI Institutional Investments
                    Trust's Registration Statement on Form N-1A (File Nos.
                    33-58041 and 811-7257), filed with the SEC on September 30,
                    2003.

EXHIBIT NUMBER                           DESCRIPTION
----------------   -------------------------------------------------------------
EX-99.Bp11         The Code of Ethics for Emerging Markets Management, L.L.C. is
                    herein incorporated by reference to Exhibit (p)(33) of Post
                    Effective Amendment No. 5 to SEI Insurance Products Trust's
                    Registration Statement on Form N-1A (File Nos. 333-70013 and
                    811-9183), filed with the SEC on April 30, 2003.

EX-99.Bp12         The Code of Ethics for Fisher Investments, Inc. is herein
                    incorporated by reference to Exhibit (p)(39) of Post
                    Effective Amendment No. 14 to SEI Institutional Investments
                    Trust's Registration Statement on Form N-1A (File Nos.
                    33-58041 and 811-7257), filed with the SEC on November 14,
                    2003.

EX-99.Bp13         The Code of Ethics for McKinley Capital Management, Inc. is
                    herein incorporated by reference to Exhibit (p)(19) of Post
                    Effective Amendment No. 6 to SEI Institutional International
                    Trust's Registration Statement on Form N-1A (File Nos.
                    33-58041 and 811-7257), filed with the SEC on September 27,
                    2000.

EX-99.Bq           Powers of Attorney for Robert A. Nesher, William M. Doran, F.
                    Wendell Gooch, Rosemarie B. Greco, George J. Sullivan, Jr.,
                    James M. Storey, Edward D. Loughlin, Nina Lesavoy and Pedro
                    A. Rodriguez are incorporated by reference to Exhibit (q) of
                    Post-Effective Amendment No. 40 of SEI Institutional Managed
                    Trust's Registration Statement on Form N-1A (File Nos.
                    33-9504 and 811-4878) filed with the SEC on November 12,
                    2003.